EXHIBIT 10.1

EXECUTION VERSION
Published CUSIP Numbers: Deal CUSIP: 92827NAR8
Revolver Tranche A CUSIP: 92827NAS6 Revolver Tranche B CUSIP: 92827NAT4
AMENDED AND RESTATED FIVE YEAR REVOLVING CREDIT AGREEMENT
DATED AS OF MAY 31, 2023 AMONG
VISA INC., VISA INTERNATIONAL SERVICE ASSOCIATION,
VISA U.S.A. INC., AND VISA EUROPE LIMITED AS BORROWERS,
THE LENDERS, AND
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BANK OF CHINA, LOS ANGELES BRANCH,
BARCLAYS BANK PLC, CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA,
HSBC BANK USA, NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, ROYAL BANK OF CANADA
STANDARD CHARTERED BANK
THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
U.S. BANK NATIONAL ASSOCIATION, AND
WELLS FARGO BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENTS

EXECUTION VERSION
JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC.,
BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BANK OF CHINA, LOS ANGELES BRANCH,
BARCLAYS BANK PLC, CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA,
HSBC BANK USA, NATIONAL ASSOCIATION, LLOYDS BANK CORPORATE MARKETS PLC, RBC CAPITAL MARKETS1,
STANDARD CHARTERED BANK TD SECURITIES (USA) LLC,
U.S. BANK NATIONAL ASSOCIATION, AND
WELLS FARGO SECURITIES, LLC,
    AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

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Visa: Amended and Restated
Five Year Revolving Credit Agreement

3.4	Increased Costs	44
3.5	Compensation for Losses	44
3.6	Mitigation of Obligations; Replacement of Lenders	45
3.7	Matters Applicable to all Requests for Compensation	46
3.8	Survival	46

ARTICLE IV - CONDITIONS PRECEDENT		46
4.1	Conditions to Closing Date	46
4.2	Initial Loan to Each Designated Borrower	48
4.3	Each Advance	49

ARTICLE V - REPRESENTATIONS AND WARRANTIES		49
5.1	Existence and Standing	49
5.2	Authorization and Validity	49
5.3	No Conflict; Government Consent	50
5.4	Financial Statements	50
5.5	Material Adverse Change	50
5.6	Taxes	50
5.7	Litigation	50
5.8	Beneficial Ownership Certification	51
5.9	Accuracy of Information	51
5.10	Regulation U	51
5.11	OFAC and Anti-Corruption Laws	51
5.12	Compliance With Laws	51
5.13	Ownership of Properties	51
5.14	Plan Assets; Prohibited Transactions	51
5.15	Environmental Matters	51
5.16	Investment Company Act	52
5.17	ERISA	52
5.18	Financial Institution	52

ARTICLE VI - COVENANTS		52
6.1	Financial Reporting	52
6.2	Use of Proceeds	54
6.3	Notice of Default	54
6.4	Conduct of Business	54
6.5	Taxes	54
6.6	Insurance	54
6.7	Compliance with Laws	54
6.8	Maintenance of Properties	54
6.9	Inspection	55
6.10	Mergers, Etc.	55
6.11	Liens	55
6.12	Books and Records	56

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Five Year Revolving Credit Agreement

ARTICLE VII - EVENTS OF DEFAULT		56

ARTICLE VIII - ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		57
8.1	Acceleration	57
8.2	Amendments	58
8.3	Preservation of Rights	59

ARTICLE IX - GENERAL PROVISIONS
9.1	Survival of Representations	59
9.2	Headings	59
9.3	Entire Agreement	59
9.4	Several Obligations; Benefits of this Agreement	59
9.5	Expenses; Indemnification	60
9.6	Non-reliance	61
9.7	Severability of Provisions	62
9.8	Nonliability of Lenders	62
9.9	Confidentiality	62
9.10	No Advisory or Fiduciary Responsibility	63
9.11	Disclosure	63
9.12	Restatement of Existing Agreement	63
9.13	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	63

ARTICLE X - THE ADMINISTRATIVE AGENT		65
10.1	Appointment and Authority	65
10.2	Rights as a Lender	65
10.3	Exculpatory Provisions	65
10.4	Reliance by Administrative Agent	66
10.5	Delegation of Duties	66
10.6	Resignation of Administrative Agent	67
10.7	Non-Reliance on Administrative Agent and Other Lenders	68
10.8	No Other Duties, Etc.	68
10.9	Administrative Agent May File Proofs of Claim	68
10.10	Certain ERISA Matters	69

ARTICLE XI - GUARANTEE		70
11.1	Guarantee	70
11.2	Acknowledgments, Waivers and Consents	70
11.3	Reinstatement	72
11.4	Subrogation	73
11.5	Remedies	73
11.6	Payments	73
11.7	Solvency	73

ARTICLE XII - SETOFF; RATABLE PAYMENTS		73
12.1	Setoff	73

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Five Year Revolving Credit Agreement

12.2	Ratable Payments	73

ARTICLE XIII - BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		74
13.1	Successors and Assigns	74
13.2	Participations	74
13.3	Assignments	75
13.4	Tax Treatment	77

ARTICLE XIV - NOTICES		77
14.1	Notices	77
14.2	Change of Address	79
14.3	Reliance by Administrative Agent and Lenders	79

ARTICLE XV - COUNTERPARTS		79

ARTICLE XVI - CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL		79
16.1	CHOICE OF LAW	79
16.2	CONSENT TO JURISDICTION	79
16.3	WAIVER OF JURY TRIAL	80
16.4	USA PATRIOT Act Notice	80

SCHEDULES
Schedule 1	Commitment Schedule
Schedule 2	Pricing Schedule
Schedule 3	Certain Lending Installation and Notice Addresses
Schedule 5.7	Litigation

EXHIBITS
Exhibit A	Form of Assignment and Assumption Agreement
Exhibit B	Form of Designation Agreement
Exhibit C	Form of Note
Exhibit D	Form of Borrowing Notice
Exhibit E	[Reserved]
Exhibit F	Form of Conversion/Continuation Notice
Exhibit G-1	Form of U.S. Tax Compliance Certificate
Exhibit G-2	Form of U.S. Tax Compliance Certificate
Exhibit G-3	Form of U.S. Tax Compliance Certificate
Exhibit G-4	Form of U.S. Tax Compliance Certificate
Exhibit H	Form of Prepayment Notice

Visa: Amended and Restated
Five Year Revolving Credit Agreement

AMENDED AND RESTATED FIVE YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDED AND RESTATED FIVE YEAR REVOLVING CREDIT AGREEMENT dated as of May 31, 2023 is among Visa Inc., a Delaware corporation (“Visa Inc.”), Visa International Service Association, a Delaware corporation (“Visa International”), Visa U.S.A. Inc., a Delaware corporation (“Visa U.S.A.”), Visa Europe Limited, a private company limited by shares incorporated under the laws of England and Wales (“VEL”), certain other Subsidiaries of Visa Inc. party hereto pursuant to Section 2.24 (each a “Designated Borrower” and, together with Visa Inc., Visa International, Visa U.S.A., and VEL, each a “Borrower” and collectively the “Borrowers”), each financial institution from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent for the Lenders.

PRELIMINARY STATEMENT. Visa Inc., Visa International, Visa U.S.A., VEL, Visa Europe Services, Inc., various financial institutions and Bank of America, N.A., as administrative agent, are parties to that certain Amended and Restated Five Year Revolving Credit Agreement dated as of July 25, 2019, as amended by that certain LIBOR Transition Amendment dated October 18, 2021 (as heretofore further amended or otherwise modified, the “Existing Agreement”) and have agreed to amend and restate the Existing Agreement as herein set forth. Certain Lenders (the Tranche A Lenders, as defined below) are willing to provide Commitments (as defined below) to the Borrowers in the Agreed Currencies (as defined below), subject to limiting same-day availability to borrowings denominated in Dollars. Certain other Lenders (the Tranche B Lenders, as defined below) are willing to provide Commitments to the Borrowers in the Agreed Currencies, with borrowings in all Agreed Currencies available on same day notice. Each of the Lenders will be either a Tranche A Lender or a Tranche B Lender (but not both). The Borrowers have requested that, upon the Closing Date (as hereinafter defined), the Lenders amend and restate in its entirety the Existing Agreement on the terms and conditions hereinafter set forth. The Lenders have indicated their willingness to so agree on the terms and conditions of this Agreement. Accordingly, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

1.1Definitions. As used in this Agreement:

“Administrative Agent” means Bank of America, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Advances” mean, collectively, the Tranche A Advances and the Tranche B Advances.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” of any Person means any other Person whether existing on the date hereof or in the future directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Agreed Currencies” means (a) Dollars, (b) so long as such currencies remain Eligible Currencies, Sterling and Euro and (c) any other Eligible Currency which any Borrower requests the Administrative

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Agent to include as an Agreed Currency hereunder and which is acceptable to all of the Tranche A Lenders or the Tranche B Lenders, as applicable.

“Agreement” means this amended and restated five year revolving credit agreement as it may be amended, supplemented or otherwise modified from time to time.

“Alternative Currency” means Sterling or Euros.

“Alternative Currency Daily Rate” means, for any day, with respect to any Loan under this Agreement denominated in Sterling, the rate per annum equal to SONIA; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

“Alternative Currency Daily Rate Advance” means an Advance that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Advances must be denominated in Sterling.

“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in Sterling.

“Applicable Margin” means, with respect to Term Rate Advances, Base Rate Advances, Same Day Dollar Advances, Alternative Currency Daily Rate Advances and Tranche B Same Day Multi-Currency Advances at any time, the percentage rate per annum which is applicable at such time as set forth in the Pricing Schedule attached hereto as Schedule 2.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means JPMorgan Chase Bank, BofA Securities, Inc., Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Bank of China, Los Angeles Branch, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, HSBC Bank USA, National Association, Lloyds Bank Corporate Markets plc, RBC Capital Markets, Standard Chartered Bank, TD Securities (USA) LLC, U.S. Bank National Association, and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners.

“Article” means an article of this Agreement unless another document is specifically referenced.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.3.1(c)), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Authorized Officer” means each of the President, Chief Executive Officer, Chief Financial Officer or Treasurer of the applicable Borrower or, in the case of a Borrower incorporated under the laws of England and Wales, a director, or, except for purposes of Sections 6.1(a) and 6.1(b), any of their respective authorized designees identified from time to time in writing to the Administrative Agent and having the authorities set forth in such writing (with accompanying incumbency certification) by the President, Chief

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Executive Officer, Chief Financial Officer or Treasurer of the applicable Borrower. Unless the provisions of this Agreement or any other Loan Document specifically require that any action by any Borrower be undertaken or effected by two Authorized Officers on behalf of such Borrower, such action shall be permitted to be undertaken or effected by one Authorized Officer on behalf of such Borrower, provided that all Borrowing Notices and all notices described in Section 2.12(c) shall in any case be required to be given by two Authorized Officers.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) Term SOFR for a tenor of one month plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.3(c) hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

“Base Rate Advance” means an Advance which, except as otherwise provided in Section 2.14, bears interest at the Base Rate. All Base Rate Advances shall be denominated in Dollars.

“Base Rate Loan” means a Loan which, except as otherwise provided in Section 2.14, bears interest at the Base Rate. All Base Rate Loans shall be denominated in Dollars.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” and “Borrowers” have the meanings specified in the introductory paragraph hereto.
“Borrower Materials” is defined in Section 6.1.
“Borrowing Date” means a date on which an Advance is made hereunder.
“Borrowing Notice” is defined in Section 2.7.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s office is located; provided that:

(a)if such day relates to any interest rate settings as to a Tranche B Multi-Currency Same Day Advance denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Tranche B Multi-Currency Same Day Advance, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Tranche B Multi- Currency Same Day Advance, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom that is also a TARGET Day;

(b)if such day relates to any interest rate settings as to Term Rate Loans denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Term Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Term Rate Loan, means a Business Day that is also a TARGET Day; and

(c)if such day relates to any interest rate settings as to an Alternative Currency Daily Rate Loan or Tranche B Multi-Currency Same Day Advance denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:
(a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which (a) any person or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (i) shall acquire “beneficial ownership” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 35% or more of the outstanding capital stock having ordinary voting power in the election of directors of Visa Inc. or (ii) shall obtain the power (whether or not exercised) to elect a majority of Visa Inc.’s directors or (b) Visa Inc. ceases to own, directly or indirectly, 100% of the equity membership or other similar ownership interests of any other Borrower.

“Class” means (a) with respect to any Advance, its nature as a Tranche A Advance or a Tranche B Advance, (b) with respect to any Loan, its nature as a Tranche A Loan or a Tranche B Loan and (c) with respect to any Commitment, its nature as a Tranche A Commitment or a Tranche B Commitment.

“Closing Date” means May 31, 2023.

“CME” means CME Group Benchmark Administration Limited.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitments” mean, collectively, the Tranche A Commitments and the Tranche B Commitments and “Commitment” means a Tranche A Commitment or a Tranche B Commitment, as applicable.

“Commitment Fee Rate” means, at any time, with respect to the commitment fees payable pursuant to Section 2.10(a), the percentage rate per annum which is applicable at such time as set forth in the Pricing Schedule attached hereto as Schedule 2.

“Compensation Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, (b) with respect to any amount denominated in Euro, €STR and (c) with respect to any amount denominated in Sterling, SONIA.

“Confidential Information” means any information with respect to any Borrower or any of its Subsidiaries (including Excluded Subsidiaries) or Affiliates furnished to the Administrative Agent or any Arranger or Lender pursuant to or in connection with any of the Loan Documents; provided that Confidential Information does not include information which (a) is or becomes generally available to the public, other than as a result of a disclosure or a failure to maintain confidentiality by the Administrative Agent or any Arranger or Lender, or any of their respective Related Parties, in breach of Section 9.9, (b) was known to the Administrative Agent or any Arranger or Lender to be on a non-confidential basis prior to its disclosure to such party by such Borrower or any of its Related Parties or (c) is disclosed to the Administrative Agent or any Arranger or Lender on a non-confidential basis by a Person, other than such Borrower or any of its Subsidiaries (including Excluded Subsidiaries), Affiliates or Related Parties, who is not known by the Administrative Agent or any Arranger or Lender, after reasonable inquiry, to be bound by a confidentiality agreement with such Borrower or otherwise prohibited from transmitting such information to the Administrative Agent or any Arranger or Lender.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with any Relevant Rate or any proposed Successor Rate for any currency, as applicable, any conforming changes to the definitions of “Base Rate”, of any Relevant Rate, and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in good faith and in the discretion of the Administrative Agent in consultation with the Borrowers, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines in good faith in consultation with the Borrowers that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines in good faith in consultation with the Borrowers is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Controlled Group” means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together

Visa: Amended and Restated
Five Year Revolving Credit Agreement

with any Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Conversion/Continuation Notice” is defined in Section 2.9(b).

“Covered Litigation” means the “U.S. covered litigation” described under the caption “U.S. Retrospective Responsibility Plan” and certain existing and potential litigation relating to the setting of multilateral interchange fee rates in the Visa Europe territory described under the caption “Europe Retrospective Responsibility Plan”, in each case appearing in Note 2 to Visa Inc.’s Consolidated Financial Statements for the fiscal year ended September 30, 2018 included in the Form 10-K filed by Visa Inc. with the Securities and Exchange Commission on November 16, 2018, in Note 4 to Visa Inc.’s Consolidated Financial Statements for the fiscal quarter ended March 31, 2019 included in the Form 10-Q filed by Visa Inc. with the Securities and Exchange Commission on April 26, 2019, in Note 5 and Note 20 to Visa Inc.’s Consolidated Financial Statements for the fiscal year ended September 30, 2022 included in the Form 10- K filed by Visa Inc. with the Securities and Exchange Commission on November 16, 2022 and in Note 4 and Note 12 to Visa Inc.’s Consolidated Financial Statements (Unaudited) for the fiscal quarter ended March 31, 2023 included in the Form 10-Q filed by Visa Inc. with the Securities and Exchange Commission on April 27, 2023.

“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 2.28(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and Visa Inc. in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified any Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or any Borrower, to confirm in writing to the Administrative Agent and Visa Inc. that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Visa Inc.) or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or

Visa: Amended and Restated
Five Year Revolving Credit Agreement

disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.28(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to Visa Inc. and each other Lender promptly following such determination.

“Designated Borrower” has the meaning specified in the introductory paragraph hereto. “Designation Agreement” means, with respect to any Designated Borrower, an agreement in the form of Exhibit B hereto signed by such Designated Borrower and Visa Inc.

“Documentation Agents” means Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Bank of China, Los Angeles Branch, Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, HSBC Bank USA, National Association, Lloyds Bank Corporate Markets plc, Royal Bank of Canada, Standard Chartered Bank, The Toronto-Dominion Bank, New York Branch, U.S. Bank National Association, and Wells Fargo Bank, National Association, in their capacities as documentation agents.

“Dollar Amount” of any currency at any date means (a) the amount of such currency if such currency is Dollars or (b) the Equivalent Amount.

“Dollars” and “U.S.$” means the lawful currency of the United States of America.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Affiliate or Approved Fund” means an Affiliate of a Lender or an Approved Fund that is regularly engaged in the business of making loans of the type evidenced by this Agreement and either (a) that has a rating of its senior unsecured long-term debt securities of A- or better by S&P or A3 or better by Moody’s or (b) has been approved by the Administrative Agent and Visa Inc. (as may be required under Section 13.3.1(c)) as an Eligible Affiliate or Approved Fund, which approval shall be promptly given by the applicable Person unless such Person reasonably believes that such Affiliate or Approved Fund does not have the assets or liquidity or access to the assets or liquidity to honor its Commitment to make Loans and its other obligations hereunder when required to do so.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person) approved by (i) the Administrative Agent,

Visa: Amended and Restated
Five Year Revolving Credit Agreement

and (ii) unless an Event of Default has occurred and is continuing, Visa Inc. (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) any Borrower or any Borrowers’ Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Subsidiaries or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B); and provided, further, that an Eligible Assignee shall include only a Lender, an Affiliate of such a Lender or another Person, which, through its Lending Installations, is capable of lending the applicable Agreed Currencies to Visa Inc. without the imposition of any Taxes or Other Taxes, as the case may be.

“Eligible Currency” means, in respect of any Class, any currency other than Dollars (a) that is readily available, (b) that is freely traded, (c) [reserved], (d) which is convertible into Dollars in the international interbank market and (e) as to which an Equivalent Amount may be readily calculated. If, after the designation by the applicable Lenders of any currency as an Agreed Currency, (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Administrative Agent, no longer readily available or freely traded or (z) in the determination of the Administrative Agent, an Equivalent Amount of such currency is not readily calculable, the Administrative Agent shall promptly notify the applicable Lenders and Visa Inc., and such currency shall no longer be an Agreed Currency until such time as all applicable Lenders agree to reinstate such currency as an Agreed Currency and promptly, but in any event within five Business Days of receipt of such notice from the Administrative Agent, the applicable Borrower shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or another Agreed Currency, subject to the other terms set forth in Article II.

“EMU Legislation” means the legislative measure of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all federal, state, local and foreign statutes, Laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“Equivalent Amount” means, with respect to any amount denominated in any Agreed Currency (other than Dollars), the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined as of the most recent Revaluation Date) for the purchase of Dollars with such Agreed Currency.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any rule or regulation issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of any Borrower’s Controlled Group.

“ERISA Event” means (a) with respect to a Plan, the occurrence of any reportable event set forth in Section 4043(c) of ERISA, other than an event for which the 30 day notice period has been waived; (b) any action pursuant to Section 4041 or 4041A of ERISA with respect to any Plan to terminate such plan;

Visa: Amended and Restated
Five Year Revolving Credit Agreement

(c) a trustee shall be appointed by the appropriate United States District Court to administer any Plan; (d) the PBGC shall institute proceedings to terminate any Plan or to appoint a trustee to administer any such Plan; (e) any Borrower or any ERISA Affiliate shall have been notified that it has incurred Withdrawal Liability (as defined in Part I of Subtitle E of Title IV of ERISA); (f) the determination that any Plan is considered an “at-risk” plan or a plan in “endangered” or “critical” status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

“€STR” means, with respect to any applicable date of determination, the Euro Short Term Rate published by the European Central Bank (or any successor administrator of the Euro Short Term Rate) on the European Central Bank’s website (or any successor source for the Euro Short Term Rate) as of 8:00
A.M. (London Time) on the date of determination; provided that if €STR determined in accordance with this definition would otherwise be less than zero, €STR shall be deemed zero for purposes of this Agreement.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBOR” means, with respect to any applicable determination date, the rate per annum equal to the Euro Interbank Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; provided that if EURIBOR determined in accordance with this definition would otherwise be less than zero, EURIBOR shall be deemed zero for purposes of this Agreement.

“Euro” and the sign “€” mean the lawful currency of Participating Member States introduced in accordance with the EMU Legislation.

“Event of Default” means an event described in Article VII.

“Excluded Subsidiary” means a subsidiary of Visa Inc. designated as an Excluded Subsidiary in a written notice from Visa Inc. to the Administrative Agent; provided that (a) no such designation may be made if a Default or Event of Default exists or would exist immediately before and after giving effect to such designation, (b) no Excluded Subsidiary may be a Material Subsidiary and (c) Excluded Subsidiaries, in the aggregate (as if considered a single entity), may not be a Material Subsidiary (except that for this purpose, the “10 percent” appearing in the definition of “significant subsidiary” in Regulation S-X under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, shall be deemed to read “20 percent”). For the avoidance of doubt, as of the Closing Date, CMP, S.A. and Platco,
S.A. shall be deemed to be Excluded Subsidiaries.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Installation located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an

Visa: Amended and Restated
Five Year Revolving Credit Agreement

applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by any Borrower under Section 2.27) or (ii) such Lender changes its Lending Installation, except in each case to the extent that, pursuant to Section 3.1(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Installation, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.1(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced.
“Existing Agreement” has the meaning specified in the Preliminary Statement hereto.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that
(a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

Notwithstanding the foregoing, the Federal Funds Rate will be deemed to be 0.00% per annum if the Federal Funds Rate calculated pursuant to the foregoing provisions would otherwise be less than 0.00%.

“Fedwire” means the funds transfer system used to transfer reserve balances for immediately available credit among the member banks of the United States Federal Reserve System.

“Fee Letters” means (a) the fee letter dated as of April 26, 2023, among Visa Inc., JPMorgan Chase Bank, Bank of America, and BofA Securities, Inc. and (b) the administrative agency fee letter dated as of April 26, 2023, between Visa Inc. and Bank of America.

“Finance Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Finance Lease Obligations” of a Person means the amount of the obligations of such Person under Finance Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Floating Term SOFR” means a rate of interest, determined as of each Business Day, equal to Term SOFR for a term of one month commencing that day (expressed as a decimal and rounded upward if the

Visa: Amended and Restated
Five Year Revolving Credit Agreement

number shown in the last decimal place is 5 or greater) plus the SOFR Adjustment; provided that if Floating Term SOFR determined in accordance with this definition would otherwise be less than zero, Floating Term SOFR shall be deemed zero for purposes of this Agreement.

“FRB” means the Board of Governors of the Federal Reserve System of the United States and any Governmental Authority succeeding to its principal functions.

“Fund” means any Person (other than a natural person) that is (or will be) regularly engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States in effect from time to time.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank).

“Guarantee” means the guarantee of Visa Inc. to the Administrative Agent and the Lenders contained in Article XI.

“Guaranteed Obligations” means the Obligations owing by Visa International, Visa U.S.A., VEL and each Designated Borrower.

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade),
(c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) obligations under interest rate or other swap or derivative transactions (the amount of which shall be equal to the mark-to-market value thereof prior to the termination thereof or equal to the termination value thereof after the termination thereof, in each case after giving effect to any legally enforceable netting agreements), (f) obligations to reimburse the issuer of a standby letter of credit with respect to amounts which have been drawn under such letter of credit and paid by such issuer but not yet reimbursed, (g) Finance Lease Obligations and (h) guarantees with respect to outstanding Indebtedness of another Person of the types described in clauses (a) through (g) preceding; provided that, (i) Indebtedness shall not include obligations or liabilities owing by Visa Inc. or any of its Subsidiaries to members in connection with collateral deposits taken by Visa Inc. or any of its Subsidiaries from such members,
(ii) Indebtedness shall not include (x) obligations or liabilities owing by Visa Inc. or any of its Subsidiaries to Visa Inc. or any of its Subsidiaries or (y) guarantees by Visa Inc. or any of its Subsidiaries of any obligations or liabilities owing by Visa Inc. or any of its Subsidiaries to Visa Inc. or any of its Subsidiaries and (iii) Indebtedness shall (A) include amounts due pursuant to settlements of litigation and amounts due under any final, nonappealable judgments or orders, except in each case to the extent that such amounts are attributable to the Covered Litigation or to amounts accrued prior to the date of this Agreement, and (B) not include amounts due to customers pursuant to settlements in the ordinary course of business (other than settlements included in Indebtedness pursuant to clause (A) above).

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and
(b) to the extent not otherwise described in clause (a), Other Taxes.

“Interest Payment Date” means, as to any Alternative Currency Daily Rate Loan, the last day of each calendar month and the Termination Date.

“Interest Period” means, with respect to a Term Rate Advance denominated in any Agreed Currency, a period of one, three or six months, provided that such Interest Periods shall be available only if quotations for such Interest Periods are at the time available as provided herein) commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, three or six months thereafter, as applicable; provided that if there is no such numerically corresponding day in such next, third or sixth succeeding month, as applicable, such Interest Period shall end on the last Business Day of such next, third or sixth succeeding month, as applicable. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day. Notwithstanding the foregoing, no Borrower may select any Interest Period for a Loan that extends beyond the scheduled Termination Date.

“JPMorgan Chase Bank” means JPMorgan Chase Bank, N.A. and its successors.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities (including, without limitation, all laws, rules, and regulations concerning or relating to Sanctions, anti- bribery or anti-corruption), including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” means each Tranche A Lender and each Tranche B Lender and their respective successors and assigns.

“Lending Installation” means (a) with respect to the Administrative Agent, for each of the Agreed Currencies, the address, office, branch, affiliate or correspondent bank of the Administrative Agent specified for such currency on Schedule 3 hereto or such other office, branch, affiliate or correspondent bank of the Administrative Agent as it may from time to time specify to Visa Inc. and each applicable Lender for such Agreed Currency and (b) with respect to a Lender, the office, branch, subsidiary or affiliate of such Lender with respect to each Agreed Currency listed on the administrative questionnaire provided to the Administrative Agent in connection herewith or otherwise selected by such Lender pursuant to Section 2.21.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, encumbrance or other security agreement or preferential arrangement in the nature of a security interest (including, without limitation, the interest of a vendor or lessor under any conditional sale, Finance Lease or other title retention agreement).

“Loan Documents” means this Agreement, each Designation Agreement, each Note and the Fee Letters.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Loan” means, with respect to a Lender, any Loan made by such Lender pursuant to Article II (or any conversion or continuation thereof).

“London Sub-Agent” means Bank of America, N.A., London Branch.

“Material Adverse Effect” means a material adverse effect on (a) the business, Property, financial condition or results of operations of Visa Inc. and its Subsidiaries taken as a whole, (b) the ability of Visa Inc. to perform its obligations under the Loan Documents or (c) the validity or enforceability of any material provision of any Loan Document or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder, taken as a whole, in each case in a manner materially prejudicial to the interests of the Administrative Agent or the Lenders hereunder or thereunder.

“Material Subsidiary” means a “significant subsidiary”, as defined in Regulation S-X under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

“Minimum Borrowing” means in respect of Loans comprising the same Advance or to be converted or continued under Section 2.9, (a) in the case of amounts denominated in Dollars, U.S.$5,000,000 or a higher integral multiple of U.S.$1,000,000, (b) in the case of amounts denominated in Sterling, £5,000,000 or a higher integral multiple of £1,000,000, (c) in the case of amounts denominated in Euro, €5,000,000 or a higher integral multiple of €1,000,000 or (d) in the case of amounts denominated in any other Agreed Currency, 5,000,000 units or a higher integral multiple of 1,000,000 units of the applicable Agreed Currency.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto. “Moody’s Rating” has the meaning set forth in the Pricing Schedule.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 8.2 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Note” is defined in Section 2.17(d).

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of any Borrower to the Lenders or to any Lender, the Administrative Agent or any indemnified party arising under the Loan Documents. Without limiting the liability of Visa Inc., under the Guarantee, the liability of each Borrower in respect of its Obligations shall be several and not joint or joint and several.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any

Visa: Amended and Restated
Five Year Revolving Credit Agreement

other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).

“Participant” is defined in Section 13.2.1.

“Participant Register” is defined in Section 13.2.1.

“Participating Member State” means each state so described in any EMU Legislation.
“Payment Date” means the last day of each March, June, September and December.
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which any Borrower or any member of the Controlled Group may have any liability.

“Pricing Schedule” means Schedule 2 attached hereto.
“Pro Rata Share” means:
(a)with respect to an amount of credit to be extended or purchased or an amount to be otherwise paid by any Lender hereunder, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Tranche A Commitment or Tranche B Commitment, as applicable, of such Lender at such time and the denominator of which is the amount of the Total Tranche A Commitment or Total Tranche B Commitment, as applicable, at such time; and

(b)with respect to an amount to be paid to or for the account of any Lender having outstanding Advances in any Class, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Total Outstandings owed (including by way of funded participation, if applicable) to such Lender at such time and the denominator of which is the amount of the Total Outstandings owed (including by way of funded participation) to all Lenders having outstanding Advances in such Class at such time.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Property” of a Person means any and all property, whether real, personal, tangible intangible or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Protesting Lender” is defined in Section 2.24(a)(ii).

“Public Lender” is defined in Section 6.1.

“Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder.

“Regulation U” means Regulation U of the FRB as from time to time in effect and any successor or other regulation or official interpretation of said FRB relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

"Relevant Rate” means (i) with respect to amounts denominated in Dollars, Floating Term SOFR or Term SOFR, (ii) with respect to amounts denominated in Euro, €STR or EURIBOR and (iii) with respect to amounts denominated in Sterling, SONIA or Simple SONIA.

“Required Lenders” means, at any time, the Lenders holding more than 51% of the sum of (a) the unused Total Commitment and (b) the Total Outstandings (whether directly or by way of funded participations) at such time; provided that, for purposes of determining Required Lenders at any time, the unused Commitment held by, and the Total Outstandings (whether directly or by way of funded participations) owing to, any Defaulting Lender shall be disregarded.

“Rescindable Amount” has the meaning as specified in Section 2.22(b).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Revaluation Date” is defined in Section 2.4.

“S&P” means S&P Global Ratings or any successor thereto. “S&P Rating” has the meaning set forth in the Pricing Schedule.
“Same Day Dollar Advance” means an Advance denominated in Dollars and made on the date of a Borrowing Notice and which, except as provided in Sections 2.14, bears interest at the applicable Same Day Rate.

“Same Day Dollar Loan” means a Loan denominated in Dollars and made on the date of a Borrowing Notice and which, except as provided in Sections 2.14, bears interest at the applicable Same Day Rate.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds and (b) with respect to disbursements and payments in an Agreed Currency (other than Dollars), same day or other funds as may be determined by the Administrative Agent to be customary in

Visa: Amended and Restated
Five Year Revolving Credit Agreement

the place of disbursement or payment for the settlement of international banking transactions in the relevant Agreed Currency.

“Same Day Rate” means, for any day (a) with respect to each Same Day Dollar Advance, the rate per annum equal to the greater of (i) the Federal Funds Rate and (ii) the Floating Term SOFR, (b) with respect to each Tranche B Same Day Multi-Currency Advance denominated in Euros, the rate per annum equal to €STR and (c) with respect to each Tranche B Same Day Multi-Currency Advance denominated in Sterling, the rate per annum equal to Simple SONIA.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” is defined in Section 5.11.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Simple SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) plus the SONIA Adjustment; provided, however, that if such determination date is not a Business Day, Simple SONIA means such rate that applied on the first Business Day immediately prior thereto, provided further that if Simple SONIA determined in accordance with this definition would otherwise be less than zero, Simple SONIA shall be deemed zero for purposes of this Agreement.

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“SOFR Adjustment” means 0.10%.

“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) plus the SONIA Adjustment; provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto, provided further that if SONIA determined in accordance with this definition would otherwise be less than zero, SONIA shall be deemed zero for purposes of this Agreement..

“SONIA Adjustment” means 0.0326% per annum.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Spot Rate” for Dollars means the rate determined by the Administrative Agent to be the spot rate for the purchase by the Administrative Agent of such Dollars with another Agreed Currency through its principal foreign exchange trading office at approximately 11:00 a.m. (New York time) on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution if the Administrative Agent does not have as of the date of determination a spot buying rate for Dollars.
“Sterling” and the sign “£” mean the lawful currency of the United Kingdom of Great Britain.
“Subsidiary” of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled; provided that an Excluded Subsidiary shall not be deemed to be a Subsidiary for purposes of this Agreement and the other Loan Documents, in each case, whether existing on the date hereof or in the future. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Visa Inc.

“Successor Rate” has the meaning specified in Section 3.03(c).

“Syndication Agent” means JPMorgan Chase Bank in its capacity as syndication agent.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Rate” means, with respect to a Term Rate Advance for the relevant Interest Period, an interest rate per annum equal to (a) for Term Rate Advances denominated in Dollars, Term SOFR and (b) for Term Rate Advances denominated in Euro, EURIBOR.

“Term Rate Advance” means an Advance which bears interest at the applicable Term Rate.
“Term Rate Loan” means a Loan, which bears interest at the applicable Term Rate.
“Term SOFR” means:

(a)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

Visa: Amended and Restated
Five Year Revolving Credit Agreement

(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;

provided that if the Term SOFR determined in accordance with either of the foregoing provisions
(a)or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.

“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Termination Date” means fifth anniversary of the date of this Agreement, or, if such day is not a Business Day, the next preceding Business Day or any earlier date on which the Total Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“Total Commitment” means the aggregate amount of the Commitments of all Lenders, as increased or reduced from time to time pursuant to the terms hereof. The initial Total Commitment is U.S.$7,000,000,000.

“Total Exposure” means at any time with respect to any Lender, the aggregate principal Dollar Amount of all outstanding Loans.

“Total Outstandings” means at any time the aggregate principal Dollar Amount of all outstanding
Loans.

“Total Tranche A Commitment” means the aggregate amount of the Tranche A Commitments of all Tranche A Lenders, as increased or reduced from time to time pursuant to the terms hereof.

“Total Tranche A Outstandings” means at any time the aggregate principal Dollar Amount of all outstanding Tranche A Loans.

“Total Tranche B Commitment” means the aggregate amount of the Tranche B Commitments of all Tranche B Lenders, as increased or reduced from time to time pursuant to the terms hereof.

“Total Tranche B Outstandings” means at any time the aggregate principal Dollar Amount of all outstanding Tranche B Loans.

“Tranche A Advance” means a borrowing hereunder (a) made available by the Tranche A Lenders on the same Borrowing Date or (b) converted or continued by the Tranche A Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Tranche A Loans of the same Type and, in the case of Term Rate Loans, in the same Agreed Currency and for the same Interest Period.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“Tranche A Commitment” means, with respect to any Tranche A Lender at any time, the obligation of such Tranche A Lender to make Tranche A Loans not exceeding the amount set forth on Schedule 1 or as set forth in any Assignment and Assumption relating to any assignment that has become effective pursuant to Section 13.3.1, as such amount may be modified from time to time pursuant to the terms hereof.

“Tranche A Lender” means each lending institution listed on Schedule 1 as a Tranche A Lender or added as a Tranche A Lender pursuant to Section 2.26 and its successors and assigns, in each case other than any such lending institution that has ceased to be a Tranche A Lender hereunder pursuant to Section 2.27 or an Assignment and Assumption.

“Tranche A Loan” means, with respect to a Tranche A Lender, any loan made by such Tranche A Lender pursuant to Article II (or any conversion or continuation thereof).

“Tranche B Advance” means a borrowing hereunder (a) made available by the Tranche B Lenders on the same Borrowing Date or (b) converted or continued by the Tranche B Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Tranche B Loans of the same Type and, in the case of Term Rate Loans, in the same Agreed Currency and for the same Interest Period.

“Tranche B Commitment” means, with respect to any Tranche B Lender at any time, the obligation of such Tranche B Lender to make Tranche B Loans not exceeding the amount set forth on Schedule 1 or as set forth in any Assignment and Assumption relating to any assignment that has become effective pursuant to Section 13.3.1, as such amount may be modified from time to time pursuant to the terms hereof.

“Tranche B Lenders” means each lending institution listed on Schedule 1 as a Tranche B Lender or added as a Tranche B Lender pursuant to Section 2.26, and its respective successors and assigns, in each case other than any such lending institution that has ceased to be a Tranche B Lender hereunder pursuant to Section 2.27 or an Assignment and Assumption.

“Tranche B Loan” means, with respect to a Tranche B Lender, any Loan made by such Tranche B Lender pursuant to Article II (or any conversion or continuation thereof).

“Tranche B Same Day Multi-Currency Advance” means a Tranche B Advance denominated in an Agreed Currency (other than Dollars) and made on the date of a Borrowing Notice and which, except as provided in Sections 2.14, bears interest at the applicable Same Day Rate.

“Tranche B Same Day Multi-Currency Loan” means a Tranche B Loan denominated in an Agreed Currency (other than Dollars) and made on the date of a Borrowing Notice and which, except as provided in Sections 2.14, bears interest at the applicable Same Day Rate.

“Type” means, with respect to any Advance, its nature as a Base Rate Advance, a Same Day Dollar Advance, an Alternative Currency Daily Rate Advance, a Term Rate Advance or, in the case of Tranche B Advance, a Tranche B Same Day Multi-Currency Advance.

“Unfunded Liabilities” means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using actuarial assumptions selected by the applicable Borrower for financial statement reporting purposes.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“U.S. Person” means (i) any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code and (ii) any Person that for U.S. federal income tax purposes is treated as a “disregarded entity” that is wholly owned by a Person described in clause (i).

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.1(e)(ii)(B)(III).

“VEL” means Visa Europe Limited, a private company limited by shares incorporated under the laws of England and Wales, and its permitted successors and assigns.
“Visa Inc.” means Visa Inc., a Delaware corporation, and its permitted successors and assigns.
“Visa International” means Visa International Service Association, a Delaware corporation, and its permitted successors and assigns.
“Visa U.S.A.” means Visa U.S.A. Inc., a Delaware corporation, and its permitted successors and assigns.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.1Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to

Visa: Amended and Restated
Five Year Revolving Credit Agreement

any agreement, instrument or other document (including articles of incorporation and bylaws) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time and
(vi) any reference to a fiscal period shall be a reference to a fiscal period of Visa Inc.

(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

1.2Accounting Terms.

(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein, (A) Indebtedness of Visa Inc. and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and (B) any effect resulting from any change to GAAP occurring after the date hereof as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840) issued by the Financial Accounting Standards Board on August 17, 2010, any proposals set forth in the Accounting Standards Update, Leases (Topic 842) issued by the Financial Accounting Standards Board on February 25, 2016 or any other proposals issued by the Financial Accounting Standards Board in connection therewith, shall be disregarded in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 15, 2018.

(b)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Visa Inc. or the Required Lenders shall so request, the Administrative Agent, the Lenders and Visa Inc. shall negotiate in good faith

Visa: Amended and Restated
Five Year Revolving Credit Agreement

to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and
(b)the applicable Borrower shall provide to the Administrative Agent (for distribution to the Lenders) financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.3Rounding. Any financial ratios required to be maintained by any Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.4Exchange Rates; Currency Equivalents. The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Equivalent Amounts of Loans and Total Outstandings denominated in Agreed Currencies (other than Dollars). Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by any Borrower hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Equivalent Amount as so determined by the Administrative Agent.

1.5Change of Currency.

(a)Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that, if any Advance in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current Interest Period.

(b)Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

1.6Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or

Visa: Amended and Restated
Five Year Revolving Credit Agreement

replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to any Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

ARTICLE II - THE CREDITS

2.1Tranche A Commitments. From and including the Closing Date and prior to the Termination Date, each Tranche A Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Tranche A Loans in Agreed Currencies to any Borrower from time to time in a principal amount not to exceed in the aggregate at any one time outstanding for all of the Borrowers the Dollar Amount of its Tranche A Commitment; provided that (a) all Tranche A Loans that are Base Rate Loans or Same Day Dollar Loans shall be made in Dollars, (b) the Dollar Amount of the outstanding principal of Tranche A Loans shall not at any time exceed the Total Tranche A Commitment and (c) the aggregate Dollar Amount of the outstanding principal of all outstanding Tranche A Loans of any Tranche A Lender shall not exceed such Tranche A Lender’s Tranche A Commitment. Subject to the terms of this Agreement, any Borrower may borrow, repay and reborrow Tranche A Loans at any time prior to the Termination Date. The Tranche A Commitments shall expire on the Termination Date.

2.2Tranche B Commitments. From and including the Closing Date and prior to the Termination Date, each Tranche B Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Tranche B Loans to any Borrower in Agreed Currencies from time to time in a principal amount not to exceed in the aggregate at any one time outstanding for all of the Borrowers the Dollar Amount of its Tranche B Commitment; provided that (a) all Tranche B Loans that are Base Rate Loans or Same Day Dollar Loans shall be made in Dollars, (b) the Dollar Amount of the outstanding principal of Tranche B Loans shall not at any time exceed the Total Tranche B Commitment and (c) the Total Exposure of such Tranche B Lender shall not exceed the Dollar Amount of such Tranche B Lender’s Tranche B Commitment. Subject to the terms of this Agreement, any Borrower may borrow, repay and reborrow Tranche B Loans at any time prior to the Termination Date. The Tranche B Commitments shall expire on the Termination Date.

2.3[Reserved.].

2.4Determination of Dollar Amounts; Required Payments. (a) The Administrative Agent will determine the Dollar Amount of:

(i)each Term Rate Advance (x) as of the date two Business Days prior to the Borrowing Date or, if applicable, date of conversion/continuation of such Term Rate Advance, (y)

Visa: Amended and Restated
Five Year Revolving Credit Agreement

on and as of the last Business Day of each calendar quarter and on any other Business Day elected by the Administrative Agent in its discretion or upon instruction by the Required Lenders; and

(ii)all outstanding Tranche B Same Day Multi-Currency Advances or Alternative Currency Daily Rate Advances (x) as of the Borrowing Date or, if applicable, date of conversion/continuation of such Tranche B Same Day Multi-Currency Advance, or Alternative Currency Daily Rate Advances, as the case may be (y) on and as of the last Business Day of each calendar quarter and on any other Business Day elected by the Administrative Agent in its discretion or upon instruction by the Required Lenders.

(b)[Reserved.]

(c)Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clause (a) is herein described as a “Revaluation Date” with respect to each Advance for which a Dollar Amount is determined on or as of such day. If the Administrative Agent notifies Visa Inc. at any time that the Dollar Amount of the outstanding Tranche A Loans or the outstanding Tranche B Loans (calculated, with respect to those outstanding Advances denominated in Agreed Currencies other than Dollars, as of the most recent Revaluation Date therefor) exceeds 105% of the Dollar Amount of the Total Tranche A Commitment or the Total Tranche B Commitment, as the case may be, the applicable Borrower shall, within two Business Days after such notice, repay the applicable outstanding Advances in an aggregate principal amount sufficient to eliminate the excess above 100%.

2.5Repayment of Loans.

(a)[Reserved.]

(b)All outstanding Loans and all other unpaid Obligations shall be paid in full by the applicable Borrower on the Termination Date.

2.6Ratable Loans; Types of Advances. Each Tranche A Advance hereunder shall consist of Tranche A Loans made by the Tranche A Lenders ratably in accordance with their respective Pro Rata Shares. Each Tranche B Advance hereunder shall consist of Tranche B Loans made by the Tranche B Lenders ratably in accordance with their respective Pro Rata Shares. Any Advance may be a Base Rate Advance, a Same Day Dollar Advance, an Alternative Currency Daily Rate Advance, or a Term Rate Advance or in the case of a Tranche B Advance, a Tranche B Same Day Multi-Currency Advance, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.7 and 2.8.

2.7Method of Selecting Types and Interest Periods for New Advances. The applicable Borrower shall select the Class and Type of Advance and, in the case of each Term Rate Advance, Alternative Currency Daily Rate Advance or Tranche B Same Day Multi-Currency Advance, the Agreed Currency and in the case of each Term Rate Advance, the Interest Period applicable thereto from time to time. The applicable Borrower shall give the Administrative Agent (or in the case of a borrowing of a Tranche B Same Day Multi-Currency Advance, the London Sub-Agent with a copy to the Administrative Agent) irrevocable notice, executed by two Authorized Officers, in substantially the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as may be approved by the Administrative Agent) (a “Borrowing Notice”) (i) not later than 4:00 p.m. (New York time) on the Borrowing Date of each Base Rate Advance or Same Day Dollar Advance, (ii) not later than 3:00 p.m. (New York time) at least three Business Days before the Borrowing Date for each Term Rate Advance denominated in Dollars, (iii) not later than 3:00

Visa: Amended and Restated
Five Year Revolving Credit Agreement

p.m. (New York time) at least four Business Days before the Borrowing Date for each Term Rate Advance to be denominated in Euro or each Alternative Currency Daily Rate Advance, (iv) not later than 12:00 p.m. (London time) on the Borrowing Date for each Tranche B Same Day Multi-Currency Advance denominated in Euro, and (v) not later than 1:00 p.m. (London time) on the Borrowing Date for each Tranche B Same Day Multi-Currency Advance denominated in Sterling, specifying:

(a)the Borrowing Date, which shall be a Business Day, of such Advance;

(b)the aggregate amount of such Advance;

(c)the Class of Advance selected;

(d)the Type of Advance selected;

(e)in the case of each Tranche B Same Day Multi-Currency Advance and each Term Rate Advance, the Agreed Currency selected; and

(f)in the case of each Term Rate Advance, the Interest Period applicable thereto.

2.8[Reserved.]

2.9Conversion and Continuation of Outstanding Advances. (a) Base Rate Advances, Same Day Dollar Advances, Alternative Currency Daily Rate Advances and Tranche B Same Day Multi- Currency Advances shall continue as Base Rate Advances, Same Day Dollar Advances, Alternative Currency Daily Rate Advances or Tranche B Same Day Multi-Currency Advances, as applicable, unless and until such Advances are converted into Term Rate Advances pursuant to this Section 2.9, are repaid in accordance with Section 2.5 or are prepaid in accordance with Section 2.16. Each Term Rate Advance shall continue as a Term Rate Advance until the end of the then applicable Interest Period therefor, at which time:

(i)each such Term Rate Advance denominated in Dollars shall be automatically converted into a Base Rate Advance unless (x) such Term Rate Advance is repaid in accordance with Section 2.5 or is prepaid in accordance with Section 2.16 or (y) the applicable Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Term Rate Advance either continue as a Term Rate Advance in Dollars for the same or another Interest Period or be converted into a Base Rate Advance; and

(ii)each such Term Rate Advance denominated in Euro shall automatically continue as a Term Rate Advance in Euro with an Interest Period of one month unless (x) such Term Rate Advance is repaid in accordance with Section 2.5 or is prepaid in accordance with Section 2.16 or
(y) the applicable Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Term Rate Advance continue as a Term Rate Advance on the same Agreed Currency for the same or another Interest Period.

(b) Subject to the terms of Section 3.5, the applicable Borrower may elect from time to time to convert (i) all or any part of an Advance denominated in Dollars from one Type into another Type or
(ii)all or any part of a Tranche B Same Day Multi-Currency Advance denominated in any Agreed Currency into Term Rate Advances denominated in the same Agreed Currency (but, in each case, not from

Visa: Amended and Restated
Five Year Revolving Credit Agreement

one Class into the other Class); provided that any conversion of any Term Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The applicable Borrower shall give the Administrative Agent irrevocable notice in substantially the form of Exhibit F (a “Conversion/Continuation Notice”) of each conversion of an Advance or continuation of a Term Rate Advance not later than 1:00 (New York time) on the Business Day of the requested conversion or continuation, in the case of a conversion into a Base Rate Advance, not later than 3:00 p.m. (New York time) at least three Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a Term Rate Advance denominated in Dollars, or not later than 3:00 p.m. (New York time) at least four Business Days prior to the date of the requested continuation, in the case of a continuation of a Term Rate Advance denominated in an Agreed Currency other than Dollars, specifying:

(i)the requested date, which shall be a Business Day, of such conversion or continuation;

(ii)the Class of the Loan to be converted or continued; and

(iii)to the extent applicable, the Agreed Currency, amount and Type(s) of the Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Term Rate Advance, the duration of the Interest Period applicable thereto.

2.10Fees and Reductions in Commitments.

(a)Commitment Fee. The Borrowers jointly and severally agree to pay or cause to be paid to the Administrative Agent for the account of each Lender (subject to Section 2.28(a)(iii)) a commitment fee on the aggregate unused amount of such Lender’s Commitment from the date hereof until the Termination Date at a rate per annum equal to the Commitment Fee Rate, payable on each Payment Date and on the Termination Date. For purposes of calculating the commitment fees hereunder the principal amount of each Advance made in an Agreed Currency other than Dollars shall be at any time the Equivalent Amount of such Advance as determined on the most recent Revaluation Date with respect to such Advance.

(b)Commitment Reductions. Visa Inc. may permanently reduce the Total Commitment in whole, or in part ratably among the Lenders in integral multiples of U.S.$5,000,000, upon at least three Business Days’ written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided that (i) the amount of the Total Tranche A Commitment may not be reduced below the aggregate Dollar Amount of the Total Tranche A Outstandings, (ii) the amount of the Total Tranche B Commitment may not be reduced below the aggregate Dollar Amount of the Total Tranche B Outstandings and (iii) a notice of termination of the Total Commitment delivered by Visa Inc. may state that such notice is conditioned upon the effectiveness of other credit facilities or another transaction, in which case such notice (and any required prepayments) may be revoked by Visa Inc. (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All reductions of the Total Commitment shall be applied pro rata among the Lenders. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

2.11Minimum Amount of Each Advance. Each Advance shall be in an amount equal to the Minimum Borrowing; provided that any Base Rate Advance or Same Day Dollar Advance may be in the

Visa: Amended and Restated
Five Year Revolving Credit Agreement

amount of the unused Total Tranche A Commitment or the unused Total Tranche B Commitment, as applicable, and any Tranche B Same Day Multi-Currency Advance may be in the amount of the unused Total Tranche B Commitment.

2.12Method of Borrowing. (a) On each Borrowing Date for Loans, each applicable Lender shall make available its Loan (i) if such Loan is a part of a Base Rate Advance or a Same Day Dollar Advance, not later than the earlier of two hours after receipt of applicable Borrowing Notice and 5:00 p.m. (New York time) in federal or other funds immediately available to the Administrative Agent, in New York at its address specified in or pursuant to Article XIV, (ii) if such Loan is a part of a Term Rate Advance denominated in Dollars, not later than 2:00 p.m. (New York time) in federal or other funds immediately available to the Administrative Agent, in New York at its address specified in or pursuant to Article XIV,
(iii)if such Loan is a part of a Tranche B Same Day Multi-Currency Advance, not later than 3:00 p.m., local time, in the city of the Administrative Agent’s Lending Installation for such currency, in such funds as may then be customary for the settlement of international transactions in such currency in the city of and at the address of the Administrative Agent’s Lending Installation for such currency and (iv) if such Loan is a part of a Term Rate Advance denominated in Euro or an Alternative Currency Daily Rate Advance, not later than noon, local time, in the city of the Administrative Agent’s Lending Installation for such currency, in such funds as may then be customary for the settlement of international transactions in such currency in the city of and at the address of the Administrative Agent’s Lending Installation for such currency. Unless the Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, the Administrative Agent will make the funds so received from the applicable Lenders available to the applicable Borrower at the Administrative Agent’s aforesaid address.

(b)[Reserved.]

(c)Any change to the account or accounts of any Borrower into which the proceeds of any Advance are to be deposited or credited, or any change in the instructions of any Borrower with respect to the funding or transfer of the proceeds of any Advance, shall require a written notice to the Administrative Agent of such change, executed by two Authorized Officers of such Borrower.

2.13Interest Rates, etc. (a) Each Base Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Base Rate Advance is made or is converted from a Term Rate Advance into a Base Rate Advance pursuant to Section 2.9 to but not including the date it becomes due or is converted into a Term Rate Advance pursuant to Section 2.9, at a rate per annum equal to (x) the Base Rate for such day plus (y) the Applicable Margin in effect from time to time. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Advance will take effect simultaneously with each change in the Base Rate.

(b)Each Same Day Dollar Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Same Day Dollar Advance is made or is converted from a Term Rate Advance into a Same Day Dollar Advance pursuant to Section 2.9 to but not including the date it becomes due or is converted into a Term Rate Advance pursuant to Section 2.9, at a rate per annum equal to (x) the applicable Same Day Rate for such day plus (y) the Applicable Margin in effect from time to time.

(c)Each Term Rate Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to but not including the last day of such Interest Period at a rate per annum equal to (x) the Term Rate plus (y) the Applicable Margin in effect from time to time, determined by the Administrative Agent as applicable to such Term Rate Advance

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Five Year Revolving Credit Agreement

based upon the applicable Borrower’s selections under Sections 2.7 and 2.9 and otherwise in accordance with the terms hereof.

(d)Each Tranche B Same Day Multi-Currency Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Tranche B Same Day Multi- Currency Advance is made to but not including the date it becomes due or is converted into a Term Rate Advance pursuant to Section 2.9, at a rate per annum equal to (x) the applicable Same Day Rate for such day plus (y) the Applicable Margin in effect from time to time.

(e)Each Alternative Currency Daily Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Alternative Currency Daily Rate Advance is made to but not including the date it becomes due at a rate per annum equal to the sum of (x) the Alternative Currency Daily Rate for such day plus (y) the Applicable Margin in effect from time to time.

2.14Rates Applicable During an Event of Default. Notwithstanding anything to the contrary contained in this Article II, during the continuance of an Event of Default, the Required Lenders may, at their option, by notice to Visa Inc. (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (a) no Advance denominated in Dollars and no Tranche B Same Day Multi- Currency Advance may be converted into or continued as a Term Rate Advance and/or (b) no Interest Period for any Advance denominated in a currency other than Dollars may have a term longer than one month. During the continuance of an Event of Default under Section 7.2, the Required Lenders may, at their option, by notice to Visa Inc. (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (a) any unpaid amount of each Term Rate Advance shall bear interest for the remainder of the applicable Interest Period and any subsequent Interest Period at the rate otherwise applicable thereto plus 2% per annum, (b) any unpaid amount of each Base Rate Advance shall bear interest at the rate otherwise applicable thereto from time to time plus 2% per annum, (c) any unpaid amount of each Same Day Dollar Advance shall bear interest at the rate otherwise applicable thereto from time to time plus 2% per annum, (d) any unpaid amount of each Alternative Currency Daily Rate Advance shall bear interest at the rate otherwise applicable thereto from time to time plus 2% per annum and (e) any unpaid amount of each Tranche B Same Day Multi-Currency Advance shall bear interest at the rate otherwise applicable thereto from time to time plus 2% per annum. During the continuance of an Event of Default under Section 7.5, the interest rates set forth in clauses (a), (b), (c), (d) and (e) above shall be applicable to the amounts described therein without any election or action on the part of the Administrative Agent or any Lender.

2.15Method of Payment.

(a)Each Advance shall be repaid by the applicable Borrower and each payment of interest thereon shall be paid by the applicable Borrower in the currency in which such Advance was made. All such payments to be made in Dollars and all other payments in respect of the Obligations shall be made by the applicable Borrower, without condition or deduction for any counterclaim, defense, recoupment or setoff, in immediately available funds to the Administrative Agent at (except as set forth in the next sentence) the Administrative Agent’s Lending Installation, by noon (local time at the place of payment) on the date due and shall be applied ratably by the Administrative Agent among the Lenders according to their respective Pro Rata Shares (based on the Class of the Advance to which such payment is to be applied, as designated by the applicable Borrower pursuant Section 2.15(b)). All such payments to be made in any

Visa: Amended and Restated
Five Year Revolving Credit Agreement

currency other than Dollars shall be made by the applicable Borrower, without condition or deduction for any counterclaim, defense, recoupment or setoff, in such currency by noon (local time at the place of payment) on the date due in such funds as may then be customary for the settlement of international transactions in such currency for the account of the Administrative Agent, at its Lending Installation for such currency, and shall be applied ratably by the Administrative Agent among the Lenders according to their respective Pro Rata Shares (based on the Class of the Advance to which such payment is to be applied, as designated by the applicable Borrower pursuant Section 2.15(b)). Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to the applicable Lender in the same type of funds that the Administrative Agent received at such Lender’s address specified pursuant to Article XIV or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender.

(b)If there is more than one Class of Loans outstanding at such time, concurrently with each payment made under this Section 2.15 and each prepayment made under Section 2.16, the applicable Borrower shall designate to the Administrative Agent the Class of Advance to which such payment or prepayment should be applied.

(c)[Reserved.]

(d)Notwithstanding the foregoing provisions of this Section 2.15, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues the applicable currency with the result that the type of currency in which such Advance (the “Original Currency”) no longer exists or the applicable Borrower is not able to make payment in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that such Borrower take all risks of the imposition of any such currency control or exchange regulations. For purposes of this Section 2.15, the commencement of the third stage of the European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

(e)The obligations of the Lenders hereunder to make Advances and to make payments pursuant to Section 9.5(c) are several and not joint. The failure of any Lender to make any Loan required to be funded by it hereunder, or to make any payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 9.5(c).

2.16Optional Principal Payments.

(a)Base Rate Advances. The applicable Borrower may from time to time pay, without penalty or premium, all outstanding Base Rate Advances owing by it or, in an amount equal to the Minimum Borrowing, any portion of the outstanding Base Rate Advances upon notice to the Administrative Agent not later than 1:00 p.m. (New York time) on the date of prepayment, which notice must be substantially in the form attached hereto as Exhibit H (including any form on an electronic platform or electronic transmission system) or as otherwise agreed by Visa Inc. and the Administrative Agent from time to time, appropriately completed.

(b)Same Day Dollar Advances. The applicable Borrower may from time to time pay, without penalty or premium, all outstanding Same Day Dollar Advances owing by it or, in an amount equal to the

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Minimum Borrowing, any portion of the outstanding Same Day Dollar Advances upon notice to the Administrative Agent not later than 1:00 p.m. (New York time) on the date of prepayment, which notice must be substantially in the form attached hereto as Exhibit H (including any form on an electronic platform or electronic transmission system) or as otherwise agreed by Visa Inc. and the Administrative Agent from time to time, appropriately completed.

(c)Term Rate Advances. The applicable Borrower may from time to time pay, subject to the payment of any amounts required by Section 3.5 but without penalty or premium, all outstanding Term Rate Advances owing by it or, in an amount equal to the Minimum Borrowing, any portion of the outstanding Term Rate Advances owing by it upon at least three Business Days’ prior notice to the Administrative Agent, which notice must be substantially in the form attached hereto as Exhibit H (including any form on an electronic platform or electronic transmission system) or as otherwise agreed by Visa Inc. and the Administrative Agent from time to time, appropriately completed.

(d)Tranche B Same Day Multi-Currency Advances. The applicable Borrower may from time to time pay, without penalty or premium, all outstanding Tranche B Same Day Multi-Currency Advances owing by it or, in an amount equal to the Minimum Borrowing, any portion of the outstanding Tranche B Same Day Multi-Currency Advances owing by it upon notice to the Administrative Agent not later than noon (London time) on the date of prepayment, which notice must be substantially in the form attached hereto as Exhibit H (including any form on an electronic platform or electronic transmission system) or as otherwise agreed by Visa Inc. and the Administrative Agent from time to time, appropriately completed.

(e)Alternative Currency Daily Rate Advances. The applicable Borrower may from time to time pay, without penalty or premium, all outstanding Alternative Currency Daily Rate Advances owing by it or, in an amount equal to the Minimum Borrowing, any portion of the outstanding Alternative Currency Daily Rate Advances owing by it upon notice to the Administrative Agent not later than noon (London time) on the date of prepayment, which notice must be substantially in the form attached hereto as Exhibit H (including any form on an electronic platform or electronic transmission system) or as otherwise agreed by Visa Inc. and the Administrative Agent from time to time, appropriately completed.

(f)Pro Rata Distribution. Any optional payment of Loans shall be made to the Administrative Agent for distribution on a pro rata basis to the applicable Lenders.

2.17Noteless Agreement; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the Class of each Loan and the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)The Administrative Agent shall maintain accounts in which it will record (i) the amount and Class of each Loan made hereunder, the Agreed Currency and Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from any Borrower and each Lender’s share thereof.

(c)Absent manifest error, the entries in the accounts maintained pursuant to clauses (a) and
(b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the applicable Borrower to repay the Obligations in accordance with their terms. In the event of any conflict between the accounts maintained by the

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Administrative Agent and the accounts of any Lender, the accounts of the Administrative Agent shall control in the absence of manifest error.

(d)Any Lender may request that its Loans be evidenced by a promissory note substantially in the form of Exhibit C (a “Note”). In such event, the applicable Borrower shall prepare, execute and deliver to such Lender such Note payable to such Lender. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 13.3) be represented by one or more Notes payable to the payee named therein or any assignee pursuant to Section 13.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (a) and (b) above.

2.18Telephonic Notices. Each Borrower hereby authorizes the Lenders and the Administrative Agent to convert or continue Advances based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be an Authorized Officer, it being understood that the foregoing authorization is specifically intended to allow Conversion/Continuation Notices to be given telephonically by an Authorized Officer. The applicable Borrower agrees to deliver promptly to the Administrative Agent or the applicable Lender a written confirmation (signed by an Authorized Officer) of each telephonic notice, if such confirmation is requested by the Administrative Agent or such Lender. If the written confirmation differs in any material respect from the action taken by the Administrative Agent or the applicable Lender in accordance with the telephonic notice of the applicable Borrower, the records of the Administrative Agent or such Lender shall govern absent manifest error.

2.19Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Base Rate Advance, Same Day Dollar Advance or Tranche B Same Day Multi-Currency Advance denominated in Euro shall be payable by the applicable Borrower on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which such Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on each Alternative Currency Daily Rate Advance or Tranche B Same Day Multi-Currency Advance denominated in Sterling shall be payable by the applicable Borrower on each Interest Payment Date, commencing with the first such date to occur after the date hereof, on any date on which such Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Base Rate Advance, Same Day Dollar Advance or Tranche B Same Day Multi-Currency Advance converted into a Term Rate Advance on a day other than a Payment Date shall be payable by the applicable Borrower on the date of conversion. Interest accrued on each Term Rate Advance shall be payable by the applicable Borrower on the last day of its applicable Interest Period, on any date on which such Term Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Term Rate Advance having an Interest Period longer than three months shall also be payable by the applicable Borrower on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year, provided, that interest on Base Rate Loans, Tranche B Same Day Multi-Currency Loans and Alternative Currency Daily Rate Loans determined in reference to Simple SONIA or SONIA, as the case may be, shall be calculated for actual days elapsed on the basis of a 365-day year or when appropriate, a 366-day year. Interest shall be payable by the applicable Borrower for the day a Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on a Loan shall become due on a day which is not a Business Day, such payment shall be made by the applicable Borrower on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

2.20Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each applicable Lender of the contents of each Total Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice and repayment or prepayment notice received by it hereunder. The Administrative Agent will notify each applicable Lender of the interest rate applicable to each Term Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Base Rate or the applicable Same Day Rate only to the extent Loans bearing interest at the Base Rate or Same Day Rate are outstanding.

2.21Lending Installations. Each Lender may, by written notice to the Administrative Agent and Visa Inc. in accordance with Article XIV, or the Administrative Agent, may by written notice to Visa Inc. and the Lenders, designate replacement or additional Lending Installations through which Loans will be made available by it and for whose account Loan payments are to be made. All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation.

2.22Non-Receipt of Funds by the Administrative Agent. (a) Unless the Administrative Agent shall have received notice from a Lender on (in the case of a Base Rate Advance, a Same Day Dollar Advance, an Alternative Currency Daily Rate Advance or a Tranche B Same Day Multi-Currency Advance) or prior to (in the case of a Term Rate Advance) the proposed date of any Advance that such Lender will not make available to the Administrative Agent such Lender’s share of such Advance, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.1 and 2.2, as applicable, and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Advance available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the Compensation Rate and (ii) in the case of a payment to be made by such Borrower, the rate of interest applicable to such Advance. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Advance to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Advance. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(b)Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the applicable Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Lender in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Compensation Rate. A notice of the Administrative Agent to any Lender or any such Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.

(c)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to any Borrower by the Administrative Agent because the conditions to the applicable Advance set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(e)If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

2.23[Reserved.]

2.24Designated Borrowers. (a) Designation. (i) Visa Inc. may, upon ten Business Days prior notice, at any time, and from time to time, by delivery to the Administrative Agent of a Designation Agreement duly executed by Visa Inc. and the respective Subsidiary and substantially in the form of Exhibit B hereto, designate such Subsidiary as a “Designated Borrower” for purposes of this Agreement and such Subsidiary shall thereupon become a “Designated Borrower” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder; provided that no such Designated Borrower may borrow hereunder unless the conditions in Section 4.2 are satisfied on the date of the initial borrowing by such Designated Borrower; and provided further that if such Subsidiary is organized under the laws of a jurisdiction other than that of the United States or a political subdivision thereof (or, solely in the case of a designation of Visa Europe Limited, the United Kingdom), Visa Inc. shall give 15 Business Days prior notice to the Administrative Agent. The Administrative Agent shall promptly notify each Lender of each such designation by Visa Inc. and the identity of the respective Subsidiary. Following the giving of any notice pursuant to this Section 2.24, if the designation of such Designated Borrower obligates the Administrative Agent or any Lender to comply with “know your customer” or other identification and customary due diligence procedures in circumstances where the necessary information is not already available to it, Visa Inc. shall, promptly upon the request of the Administrative Agent or any Lender, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or any Lender in order for the Administrative Agent or such Lender to carry out and be satisfied it has complied with the results of all necessary “know your customer” and customary due diligence or other similar checks under all applicable laws and regulations (including, without limitation, Beneficial Ownership Certifications in relation to such Designated Borrower to the extent such Designated Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation). For the avoidance of doubt, Visa International, Visa U.S.A. and VEL are Designated Borrowers as of the Closing Date and the conditions in Section 4.2 are deemed to have been satisfied.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

If Visa Inc. shall designate as a Designated Borrower hereunder any Subsidiary not organized under the laws of the United States or any State thereof, any Lender may, with notice to the Administrative Agent and Visa Inc., fulfill its Commitment by causing an Affiliate or branch of such Lender to act as the Lender in respect of such Designated Borrower.

(ii) As soon as practicable and in any event within five Business Days after notice of the designation under Section 2.24(a)(i) of a Designated Borrower that is organized under the laws of a jurisdiction other than of the United States or a political subdivision thereof (or, solely in the case of a designation of Visa Europe Limited, the United Kingdom), any Lender that may not legally lend to, or whose internal policies, consistently applied, preclude lending to, such Designated Borrower (a “Protesting Lender”) shall so notify Visa Inc. and the Administrative Agent in writing. With respect to each Protesting Lender, Visa Inc. shall, effective on or before the date that such Designated Borrower shall have the right to borrow hereunder, either (A) (i) replace such Protesting Lender in accordance with Section 2.27 or (ii) notify the Administrative Agent and such Protesting Lender that the Commitments of such Protesting Lender shall be terminated; provided that (x) Visa Inc. shall have received the prior written consent of the Administrative Agent which consent shall not unreasonably be withheld, and (y) such Protesting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, including amounts payable pursuant to Section 3.5, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the relevant Borrower (in the case of all other amounts), or (B) cancel its request to designate such Subsidiary as a “Designated Borrower” hereunder.

(b) Termination. Upon the indefeasible payment and performance in full of all of the indebtedness, liabilities and obligations under this Agreement of any Designated Borrower, so long as at the time no Borrowing Notice in respect of such Designated Borrower is outstanding, such Subsidiary’s status as a “Designated Borrower” shall terminate upon notice to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly, and only upon its receipt of a request therefor from Visa Inc.). Thereafter, the Lenders shall be under no further obligation to make any Loan hereunder to such Designated Borrower.

2.25Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York office on the Business Day preceding that on which final, nonappealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, such Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 12.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower.

2.26Increase in Commitments.

(a)Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify such of the Lenders as Visa Inc. may specify), Visa Inc. may, from time to time, elect to increase the Total Commitment to an amount (after giving effect to all such increases) that does not exceed U.S.$10,000,000,000; provided that (i) each increase shall be in a minimum amount of U.S.$25,000,000 and (ii) Visa Inc. may make a maximum of five such elections. At the time of sending such notice, Visa Inc. (in consultation with the Administrative Agent) shall specify the time period within which each applicable Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the applicable Lenders).

(b)Each applicable Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, the amount of such increase and whether such increase is of its Tranche A Commitment or Tranche B Commitment. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c)The Administrative Agent shall notify Visa Inc. and each applicable Lender of the applicable Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, Visa Inc. may also invite Eligible Assignees to become Lenders.

(d)If the Total Commitment is increased in accordance with this Section, the Administrative Agent and Visa Inc. shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify Visa Inc. and the Lenders (including any new Lenders) of the final allocation of such increase and such Increase Effective Date. On or before such Increase Effective Date, each Eligible Assignee that becomes a new Lender shall execute a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent is authorized and directed to amend and distribute to the Lenders (including any new Lenders) a revised Schedule 1 that gives effect to each increase in the Total Commitment and the allocation thereof among the Lenders (including any new Lenders).

(e)If on the Increase Effective Date, there is an unpaid principal amount of Loans, the applicable Borrowers shall, on such date or on such date or dates thereafter as the Administrative Agent shall reasonably specify (in consultation with Visa Inc. and having regard to the avoidance of amounts payable pursuant to Section 3.5, in each case so long as no Event of Default has occurred and is continuing), borrow Loans from the Lenders and/or prepay any Loans outstanding on each Increase Effective Date for the sole purpose of insuring that the Loans (including, without limitation, the Types thereof and Interest Periods with respect thereto) shall be held by the Lenders pro rata according to their revised applicable shares.

2.27Replacement of Lenders. If any Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.6, or if any Lender is a Defaulting Lender, a Non-Consenting Lender or a Protesting Lender, then such Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Sections 13.1, 13.2 and 13.3), all of

Visa: Amended and Restated
Five Year Revolving Credit Agreement

its interests, rights (other than its existing rights to payments pursuant to Sections 3.1 and 3.4) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)Such Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 13.3.1(d);

(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts);

(c)in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter;

(d)such assignment does not conflict with applicable Laws; and

(e)in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling such Borrower to require such assignment and delegation cease to apply.

Each party hereto agrees that an assignment required pursuant to this Section 2.27 may, if not executed by the Lender required to make such assignment within five Business Days after such Lender is requested to execute such assignment, be effected pursuant to an Assignment and Assumption executed by Visa Inc. (as the attorney-in-fact and on behalf of such Lender) and the assignee and acknowledged by the Administrative Agent.

2.28Defaulting Lenders.

(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 8.2.

(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.1 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as Visa Inc. may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement,

Visa: Amended and Restated
Five Year Revolving Credit Agreement

as determined by the Administrative Agent; third, if so determined by the Administrative Agent and Visa Inc., to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to any Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if
(x) such payment is a payment of the principal amount of any Loan in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.3 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders as provided herein prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders as required herein. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)Commitment Fees. No Defaulting Lender shall be entitled to receive any commitment fee payable under Section 2.10 for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b)Defaulting Lender Cure. If Visa Inc. and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the applicable Lenders, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III - YIELD PROTECTION; TAXES

3.1Taxes.

(a)Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Borrower, then the Administrative Agent or such Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

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(ii)If any Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) such Borrower or the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below,
(B) such Borrower or the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, each applicable Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)Tax Indemnifications.

(i)Each applicable Borrower shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.1) payable or paid by such Recipient in respect of such Borrower or required to be withheld or deducted from a payment by such Borrower to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each applicable Borrower shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof after demand therefor in accordance with Section 3.7(a), for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent in respect of such Borrower as required pursuant to Section 3.1(c)(ii) below.

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(ii)Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the applicable Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of such Borrower to do so), (y) the Administrative Agent and the Borrowers, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.2.1 relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Borrowers, as applicable, against any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent or a Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this subclause (ii).

(d)Evidence of Payments. Upon request by a Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by a Borrower or the Administrative Agent, as the case may be, to a Governmental Authority as provided in this Section 3.1, such Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to such Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Borrower or the Administrative Agent, as the case may be.

(e)Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Visa Inc. and the Administrative Agent, at the time or times reasonably requested by Visa Inc. or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or the taxing authorities of a jurisdiction pursuant to such applicable law or reasonably requested by Visa Inc. or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Visa Inc. or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Visa Inc. or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.1(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable law other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable law to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing,

(A)any Lender that is a U.S. Person shall deliver to Visa Inc. and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Visa Inc. or the Administrative Agent),

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executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to Visa Inc. and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Visa Inc. or the Administrative Agent), whichever of the following is applicable:

(I)in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)executed copies of IRS Form W-8ECI;

(III)in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(IV)to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9 and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C)any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to Visa Inc. and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Visa Inc. or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

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(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Visa Inc. and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Visa Inc. or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Visa Inc. or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.1 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Visa Inc. and the Administrative Agent in writing of its legal inability to do so.

(f)Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines in good faith that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 3.1, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

(g)Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.2Illegality. If any Lender determines in good faith that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Installation to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate (in either case, whether denominated in Dollars or an Agreed Currency), or to determine or charge interest rates based upon a Relevant Rate, as applicable, to purchase or sell, or to take deposits of Euros in the

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applicable interbank market, then, upon notice thereof by such Lender to the applicable Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Same Day Dollar Loan or any Term Rate Loans, as applicable, in the affected currency or currencies or, in the case of Loans denominated in Dollars, to make or maintain Same Day Dollar Loans or Term Rate Loans, to convert Base Rate Loans to Same Day Dollar Loans or Term Rate Loans shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the applicable Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all of such Lender’s Term Rate Loans, Same Day Dollar Loans as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all Same Day Dollar Loans or Term Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of any Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term Rate Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon a Relevant Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon any Relevant Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.3Inability to Determine Rates; Reference Rate Replacement. (a) If in connection with any request for a Same Day Dollar Loan, a Term Rate Loan or an Alternative Currency Daily Rate Loan or a conversion of Base Rate Loans to Same Day Dollar Loans or a Term SOFR Loan or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for any Relevant Rate, as applicable for the applicable Agreed Currency has been determined in accordance with Section 3.3(b) or Section 3.3(c) and the circumstances under clause (i) of Section 3.3(b) or of Section 3.3(c) or the Scheduled Unavailability Date, or the SOFR Scheduled Unavailability Date, has occurred with respect to such Relevant Rate, or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Same Day Dollar Loan, Term Rate Loan or Alternative Currency Daily Rate Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, or to convert Base Rate Loans to Same Day Dollar Loans or Term SOFR Loans, shall be suspended in each case to the extent of the affected Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination

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by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of, or conversion to Same Day Dollar Loans, Term Rate Loans or Alternative Currency Daily Rate Loans, or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Amount of the amount specified therein and (ii) (A) any outstanding Same Day Dollar Loans shall be deemed to have been converted to Base Rate Loans immediately and (B) at the applicable Borrower’s election, any outstanding affected Term Rate Loans and Alternative Currency Daily Rate Loans shall be converted into Base Rate Loans denominated in Dollars in an amount equal to the Dollar Amount of the amount of such outstanding Loan, either (1) immediately or, (2) in the case of a Term Rate Loan, at the end of the applicable Interest Period.

(b)Replacement of SOFR or SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:

(i)adequate and reasonable means do not exist for ascertaining SOFR because SOFR is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)the Applicable Authority has made a public statement identifying a specific date after which SOFR shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in Dollars, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide SOFR on a representative basis (the date on which SOFR is no longer representative or available permanently or indefinitely, the “SOFR Scheduled Unavailability Date”);

or if the events or circumstances of the type described in Section 3.3(b)(i) or 3.3(b)(ii) have occurred with respect to the SOFR Successor Rate then in effect, then, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing SOFR for Dollars or any then current SOFR Successor Rate for Dollars in accordance with this Section 3.3 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Dollars for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “SOFR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(c)Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which

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determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:

(i)adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) because none of the tenors of such Relevant Rate (other than SOFR) under this Agreement is available or published on a current basis, and such circumstances are unlikely to be temporary; or

(ii)the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (other than Dollars) under this Agreement are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

or if the events or circumstances of the type described in Section 3.3(c)(i) or 3.3(c)(ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.3 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the SOFR Successor Rate, each a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(d)Successor Rate. The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero%, the Successor Rate will be deemed to be zero% for the purposes of this Agreement and the other Loan Documents.

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In connection with the implementation of a Successor Rate the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.

3.4Increased Costs.

(a)Increased Costs Generally. If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the applicable Relevant Rate); or

(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender and in accordance with Section 3.7, the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)Capital and Liquidity Requirements. If any Lender determines in good faith that any Change in Law affecting such Lender or any Lending Installation of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time upon request by such Lender and in accordance with Section 3.7, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

3.5Compensation for Losses.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time in accordance with Section 3.7(a), the applicable Borrower shall promptly (and in accordance with

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Section 3.7) compensate such Lender for and hold such Lender harmless from any actual loss, cost or expense incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Term Rate Loan by such Borrower on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise);

(b)any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Term Rate Loan on the date or in the amount notified by such Borrower;

(c)any failure by such Borrower to make payment of any Loan (or interest due thereon) denominated in an Agreed Currency on its scheduled due date or any payment thereof in a different currency; or

(d)any assignment of a Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by such Borrower pursuant to Section 2.27;

excluding any loss of anticipated profits but including any actual foreign exchange losses and any actual loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The applicable Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by any Borrower to the Lenders under this Section 3.5, each Lender shall be deemed to have funded each Term Rate Loan denominated in Euro made by it at the EURIBOR used in determining the Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Term Rate Loan was, when funded by such Lender, funded at such rate.

3.6Mitigation of Obligations; Replacement of Lenders.

(a)Designation of a Different Lending Installation. If any Lender requests compensation under Section 3.4, or requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1, or if any Lender gives a notice pursuant to Section 3.2, then at the request of Visa Inc. such Lender shall use reasonable efforts to designate a different Lending Installation for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 3.1 or 3.4, as the case may be, in the future or eliminate the need for the notice pursuant to Section 3.2, as applicable and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender requests compensation under Section 3.4, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1 and, in each case, such Lender has declined or is unable to designate a different Lending Installation in accordance with Section 3.6(a), Visa Inc. may replace such Lender in accordance with Section 2.27.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

3.7Matters Applicable to all Requests for Compensation.

(a)Certificates for Reimbursement. If any Lender becomes entitled to claim any indemnified amounts, additional amounts, or compensation pursuant to Sections 3.1(c)(i), 3.4 or 3.5, it shall promptly deliver a certificate (with a copy to the Administrative Agent) to Visa Inc. or applicable Borrower setting forth, in reasonable detail, the indemnified amount or amounts, the additional amount or amounts, or the compensation to be paid to it hereunder and the basis and calculation thereof shall be conclusive in the absence of manifest error. The Borrowers or applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 20 days after receipt thereof.

(b)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the provisions of Section 3.4 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to Section 3.4 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender notifies Visa Inc. or applicable Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor if such increased costs or reductions would not have been imposed absent such failure or delay on the part of the Lender to notify the applicable Borrower within the 180-day period; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof; and provided, further, that no Lender shall claim any compensation pursuant to Section 3.4 unless such Lender is generally seeking similar compensation from similarly situated borrowers under agreements relating to similar credit transactions that include provisions similar to Section 3.4 and the compensation claimed pursuant to Section 3.4 is not in a disproportionate amount to the compensation sought from such similarly situated borrowers.

3.8Survival. All obligations of the Borrowers under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder and any resignation of the Administrative Agent.

ARTICLE IV - CONDITIONS PRECEDENT

4.1Conditions to Closing Date. The occurrence of the Closing Date is subject to the conditions precedent that (a) except as disclosed in reports filed by Visa Inc. with the SEC during the period from September 30, 2022 to the Closing Date pursuant to Section 13 of the Securities Exchange Act of 1934, copies of which have been furnished to the Lenders prior to the Closing Date (including by posting on the website of the SEC at http://www.sec.gov) and except with respect to any settlement loss relating to or in connection with Section 9.01 of Visa International’s By-Laws and similar provisions in the By Laws and operating regulations of Visa, Inc. and its Subsidiaries incurred during such period due to the failure of a member bank which will be recovered pursuant to a recovery plan which has been adopted by the Board of Directors of Visa International or the Board of Directors of any regional affiliate of Visa Inc., including but not limited to the Board of Directors of Visa U.S.A. Inc., since September 30, 2022, there has been no change in the business, Property, financial condition or results of operations of Visa Inc. and its Subsidiaries, taken as a whole, that would reasonably be expected to have a Material Adverse Effect and
(b)the Administrative Agent shall have received (i) if any loans are outstanding under the Existing Agreement and if the Commitments of the Lenders hereunder differ from the commitments under the Existing Agreement, evidence that all amounts payable by the applicable Borrowers under the Existing Agreement have been (or concurrently with the making of the initial Loans will be) paid in full and the commitments of the lenders under the Existing Agreement have been (or concurrently with the making of

Visa: Amended and Restated
Five Year Revolving Credit Agreement

the initial Loans will be) terminated, (ii) for the account of each Lender, any upfront fees previously agreed to between the applicable Borrowers and the Lenders, (iii) for the account of the Administrative Agent and the Arrangers, all fees which are then due and payable pursuant to the Fee Letters and (iv) each of the following items, each of which shall be originals or telecopies and/or .pdfs (followed promptly by originals, if applicable) unless otherwise specified and each dated the Closing Date (except for any Beneficial Ownership Certification required to be delivered under clause (I) below or in the case of certificates of governmental officials, a recent date before the Closing Date):

(A)The certificate of incorporation of each Borrower, together with all amendments, and, other than in the case of VEL, a certificate of good standing issued by the state of its incorporation, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

(B)A certificate of the Chief Financial Officer, the Controller, the Secretary or the Assistant Secretary of each Borrower or, in the case of VEL, a certificate of a director, as to the by- laws or articles of association (as applicable) of such Borrower and resolutions of the Board of Directors of such Borrower (and any required resolutions or actions of any other body of such Borrower) authorizing the borrowings hereunder and the consummation of the transactions contemplated hereby.

(C)An incumbency certificate, executed by the Secretary or Assistant Secretary of each Borrower or, in the case of a VEL, executed by a director, which shall identify by name and title and bear the signatures of Authorized Officers and other officers, if applicable, of such Borrower authorized to sign the Loan Documents to which such Borrower is a party, upon which certificate the Administrative Agent and each Lender shall be entitled to rely until informed of any change in writing by such Borrower.

(D)A certificate, signed by the Chief Financial Officer, the Controller or the Treasurer of Visa Inc., stating that on the Closing Date no Default or Event of Default has occurred and is continuing.

(E)The written opinion of the Borrowers’ counsel, addressed to the Administrative Agent and the Lenders in customary form reasonably acceptable to the Administrative Agent.

(F)The written opinion of Davis Polk & Wardwell London LLP, counsel to the Borrowers, as to matters of English law, addressed to the Administrative Agent and the Lenders in customary form reasonably acceptable to the Administrative Agent.

(G)Any Note requested by a Lender pursuant to Section 2.17 payable to such requesting Lender and executed by an Authorized Officer of each Borrower.

(H)Borrower details forms, in form reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and signed by two Authorized Officers of each Borrower, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

(I)Beneficial Ownership Certifications in relation to each Borrower to the extent a Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any other “know-your-customer” materials, to the extent reasonably requested in writing at least ten business days prior to the Closing Date.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

(J)Such other approvals, opinions or documents as the Administrative Agent may reasonably request.

Without limiting the generality of the provisions of the last paragraph of Section 10.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.2Initial Loan to Each Designated Borrower. The obligation of each Lender to make an initial Loan to each Designated Borrower is subject to the receipt by the Administrative Agent on or before the date of such initial Advance of each of the following items, each of which shall be originals or telecopies and/or .pdfs (followed promptly by originals, if applicable) unless otherwise specified and each dated the date such Designated Borrower became a party hereto in accordance with Section 2.24 (or, in the case of certificates of governmental officials, a recent date before such date):

(A)The certificate of incorporation of such Designated Borrower, together with all amendments, and, if applicable, a certificate of good standing issued by the state of its incorporation, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

(B)A certificate of the Chief Financial Officer, the Controller, the Secretary or the Assistant Secretary of such Designated Borrower or, in the case of a Designated Borrower incorporated under the laws of England and Wales a certificate of a director, as to the by-laws or articles of association (as applicable) of such Designated Borrower and resolutions of the Board of Directors of such Designated Borrower (and any required resolutions or actions of any other body of such Designated Borrower) authorizing the borrowings hereunder and the consummation of the transactions contemplated hereby.

(C)An incumbency certificate, executed by the Secretary or Assistant Secretary of such Designated Borrower or, in the case of a Designated Borrower incorporated under the laws of England and Wales, executed by a director, which shall identify by name and title and bear the signatures of Authorized Officers and other officers, if applicable, of such Designated Borrower authorized to sign the Loan Documents to which such Designated Borrower is a party, upon which certificate the Administrative Agent and each Lender shall be entitled to rely until informed of any change in writing by such Designated Borrower.

(D)The written opinion of counsel to such Designated Borrower, addressed to the Administrative Agent and the Lenders in customary form reasonably acceptable to the Administrative Agent.

Visa: Amended and Restated
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(E)A Designation Agreement duly executed by such Designated Borrower and Visa Inc.

(F)Any Note requested by a Lender pursuant to Section 2.17 payable to such requesting Lender and executed by an Authorized Officer of such Designated Borrower.

(G)Borrower details forms, in form reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and signed by two Authorized Officers of each

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Borrower, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

(H)All information requested by Lenders in respect of “know your customer” or other identification and customary due diligence procedures in accordance with Section 2.24(a) and such other approvals, opinions or documents as the Administrative Agent (in consultation with the Lenders) may reasonably request.

4.3Each Advance. No Lender shall be required to make any Loan (other than with respect to any continuation or conversion of a Loan pursuant to a Conversion/Continuation Notice) unless on the applicable Borrowing Date:

(a)There exists no Default or Event of Default.

(b)The representations and warranties contained in Article V (other than Sections 5.5 and 5.7, unless such Borrowing Date is the Closing Date) are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) on and as of such earlier date.

(c)The Administrative Agent shall have received a Borrowing Notice.

(d)If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.24 to the designation of such Borrower as a Designated Borrower shall have been met.

Each Borrowing Notice, with respect to any Advance shall constitute a representation and warranty by Visa Inc. and the applicable Borrower that the conditions contained in Sections 4.3(a) and 4.3(b) have been satisfied.

ARTICLE V - REPRESENTATIONS AND WARRANTIES

Visa Inc. represents and warrants to the Lenders that:

5.1Existence and Standing. Each Borrower is a corporation duly organized, validly existing and, to the extent such concept is applicable in the relevant jurisdiction, in good standing under the Laws of the jurisdiction of its organization.

5.2Authorization and Validity. The execution, delivery and performance by each Borrower of the Loan Documents, and the consummation of the transactions contemplated hereby, are within such Borrower’s corporate or other applicable organizational powers and have been duly authorized by all necessary corporate or other applicable organizational action. The Loan Documents to which each Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

5.3No Conflict; Government Consent. Neither the execution and delivery by any Borrower of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance

Visa: Amended and Restated
Five Year Revolving Credit Agreement

with the provisions thereof will violate (a) any Law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Borrower that would reasonably be expected to have a Material Adverse Effect, (b) such Borrower’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, bylaws or operating or other similar governing document, as the case may be or (c) the provisions of any material indenture, instrument or agreement to which such Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien on the Property of such Borrower pursuant to the terms of any such material indenture, instrument or agreement, in each case, that would reasonably be expected to have a Material Adverse Effect. No order, consent, adjudication, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any Governmental Authority, which has not been obtained by each applicable Borrower is required to be obtained by such Borrower in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by such Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents, except to the extent the failure to obtain any such order, consent, adjudication, approval, license, authorization or validation of, or filing, recording or registration, or exemption would not reasonably be expected to have a Material Adverse Effect.

5.4Financial Statements. The September 30, 2022 audited consolidated financial statements of Visa Inc. (which do not contain a “going concern” or like qualification or exception), heretofore delivered or otherwise made available to the Lenders, were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present in all material respects the consolidated financial condition and operations of Visa Inc. and its Subsidiaries at such date and the consolidated results of their operations for the periods then ended.

5.5Material Adverse Change. Except as disclosed in Schedule 5.7 hereto and reports filed by Visa Inc. with the SEC during the period from September 30, 2022 to the Closing Date pursuant to Section 13 of the Securities Exchange Act of 1934, copies of which have been furnished to the Lenders prior to the Closing Date (including by posting on the website of the SEC at http://www.sec.gov and except with respect to any settlement loss relating to or in connection with Section 9.01 of Visa International’s By-Laws and similar provisions in the By Laws and operating regulations of Visa, Inc. and its Subsidiaries incurred during such period due to the failure of a member bank which will be recovered pursuant to a recovery plan which has been adopted by the Board of Directors of Visa International or the Board of Directors of any regional affiliate of Visa Inc., including but not limited to the Board of Directors of Visa U.S.A. Inc., since September 30, 2022, there has been no change in the business, Property, financial condition or results of operations of Visa Inc. and its Subsidiaries, taken as a whole, that would reasonably be expected to have a Material Adverse Effect.

5.6Taxes. Each Borrower and its Subsidiaries have filed all United States federal and other material tax returns which are required to be filed and have paid all taxes thereunder which are due and payable, including interest and penalties, except (a) any that are being contested in good faith by appropriate proceeding and for which adequate reserves have been established by such Borrower or its applicable Subsidiary (to the extent required by GAAP) or (b) where failure to do so would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect.

5.7Litigation. Except as disclosed in Schedule 5.7 hereto, there is no pending or threatened (in writing) action, suit, investigation, litigation or proceeding affecting any Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that would reasonably be expected to have a Material Adverse Effect.

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5.8Beneficial Ownership Certification. As of the Closing Date, to the knowledge of the applicable Borrower, the information included in the Beneficial Ownership Certification of such Borrower (to the extent required to be delivered hereunder) is true and correct in all respects.

5.9Accuracy of Information. The information, exhibit or report furnished by any Borrower or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the Loan Documents, taken as a whole, is correct in all material respects and does not, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

5.10Regulation U. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U) and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of the regulations of the Federal Reserve Board. Following the application of the proceeds of any Advance, not more than 25% of the value of the assets of any Borrower or of any Borrower and its Subsidiaries on a consolidated basis will be margin stock.

5.11OFAC and Anti-Corruption Laws. (a) Each Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, any applicable foreign government, or any agency thereof, including those administered by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom (“Sanctions”) and any Laws concerning or relating to anti-bribery or anti-corruption; (b) no Borrower or any Subsidiary thereof nor, to the knowledge of any Borrower, any director, officer, employee or agent of any Borrower or any Subsidiary thereof is a Sanctioned Person or is in violation of any applicable Sanctions or any anti-bribery or anti-corruption Laws; and (c) no Borrower will use the proceeds of the Loans in violation of applicable Sanctions or any Laws concerning or relating to anti-bribery or anti- corruption.

5.12Compliance With Laws. Each Borrower and its Subsidiaries have complied with all applicable material Laws of any United States or foreign Governmental Authority having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, noncompliance with which would reasonably be expected to have a Material Adverse Effect.

5.13Ownership of Properties. Except as would not reasonably be expected to have a Material Adverse Effect, on the date of this Agreement, Visa Inc. or one of its Subsidiaries has good title, free of all Liens other than those permitted by Section 6.11, to all of their Property and assets.

5.14Plan Assets; Prohibited Transactions. No Borrower is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

5.15Environmental Matters. Neither any Borrower nor any Material Subsidiary has any liability under applicable Environmental Laws that would reasonably be expected to have a Material

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Adverse Effect. Neither any Borrower nor any of its Subsidiaries has received any written notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which noncompliance or remedial action would reasonably be expected to have a Material Adverse Effect.

5.16Investment Company Act. No Borrower is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940.

5.17ERISA. No ERISA Event has occurred, and no Borrower or any ERISA Affiliate is aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event with respect to any Plan, in each case, which would reasonably be expected to have a Material Adverse Effect. Each Borrower and each ERISA Affiliate have met all applicable requirements under the Pension Funding Rules in respect of each Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained. The excess, if any, of the present value of all accrued benefits under each Plan (based on those assumptions used to fund such Plan), as of the last annual valuation date prior to the date on which this representation is made or deemed made, over the value of the assets of such Plan allocable to such accrued benefits would not reasonably be expected to have a Material Adverse Effect. No Plan to which any Borrower or any ERISA Affiliate contributes is a multiemployer plan (within the meaning of Section 3(37) of ERISA). Each Plan is and has been in all material respects operated and administered in accordance with its provisions and applicable law. No Unfunded Liabilities under ERISA exist with respect to any Plan, which such Unfunded Liabilities would reasonably be expected to have a Material Adverse Effect.

5.18Affected Financial Institution. No Borrower is an Affected Financial Institution.

ARTICLE VI - COVENANTS

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1Financial Reporting. Visa Inc. will furnish or cause to be furnished to the Administrative Agent (for distribution to the Lenders):

(a)within 50 days after the end of each of the first three quarters of each fiscal year of Visa Inc., a consolidated balance sheet of Visa Inc. and its Subsidiaries as of the end of such quarter and consolidated statements of income and of cash flows of Visa Inc. and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments and absence of footnotes) by an Authorized Officer as having been prepared in accordance with GAAP;

(b)within 90 days after the end of each fiscal year of Visa Inc., a copy of the annual audit report for such year for Visa Inc. and its Subsidiaries (and, if its fiscal year-end financial statements are then being audited, of each of Visa International, Visa U.S.A., VEL and their respective Subsidiaries), containing a consolidated balance sheet of such Borrower and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and of cash flows of such Borrower and its Subsidiaries for such fiscal year reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing in accordance with generally accepted auditing standards;

Visa: Amended and Restated
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(c)promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the holders of the equity interests of Visa Inc. and copies of all annual, regular, periodic and special reports and registration statements which Visa Inc. files with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934 and not otherwise required to be delivered to the Lenders pursuant hereto;

(d)promptly and in any event within 10 Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of an Authorized Officer of such Borrower describing such ERISA Event;

(e)promptly after any Borrower receives notice thereof, notice of all actions, suits and proceedings before any Governmental Authority affecting such Borrower or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect;

(f)promptly after any change in, or withdrawal of, Visa Inc.’s Moody’s Rating or S&P Rating, written notice of such change or withdrawal;

(g)promptly after the occurrence thereof, written notice of any material change in accounting policies or financial reporting practices by Visa Inc. or any of its Subsidiaries (except as required by GAAP, which material changes will be described in the financial statements reflecting such material changes); and

(h)such other information respecting the condition or operations, financial or otherwise, of any Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.1(a), 6.1(b) or 6.1(c) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Visa Inc. (or its representative or designee) notifies the Administrative Agent (by electronic mail or otherwise) of the filing of the document with the Securities and Exchange Commission, (ii) on which Visa Inc. posts such documents, or provides a link thereto, on Visa Inc.’s website on the Internet or (iii) on which such documents are posted on Visa Inc.’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (x) paper copies of documents to be delivered pursuant to Section 6.1(a) or 6.1(b) shall be delivered to any Lender that requests the delivery of such paper copies until a written request to cease delivering paper copies is given by such Lender and (y) Visa Inc. shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents or the filing of documents with the Securities and Exchange Commission and shall provide to the Administrative Agent by electronic mail electronic versions or links to electronic versions (i.e., soft copies) of such documents.

Each Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the any Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such

Visa: Amended and Restated
Five Year Revolving Credit Agreement

Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof (it being understood that documents filed with the Securities and Exchange Commission shall be deemed to be “PUBLIC” and shall not be required to be so marked); (x) by marking Borrower Materials “PUBLIC,” such Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to such Borrower or its securities for purposes of United States Federal and state securities Laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

6.2Use of Proceeds. Each Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans only (a) to refinance existing Indebtedness, (b) to ensure the integrity of the settlement process of such Borrower and its Subsidiaries in the event of a settlement failure by a member and (c) for general corporate purposes not in contravention of any Laws.

6.3Notice of Default. Each Borrower will notify (or cause another Borrower to notify) the Administrative Agent promptly, and in any event within five Business Days after any Authorized Officer of such Borrower has knowledge thereof, of the occurrence of any Default or Event of Default.

6.4Conduct of Business. Each Borrower will, and will cause each of its Material Subsidiaries to: (a) carry on and conduct its business in substantially the same fields of enterprise as it is presently conducted;(b) except as permitted by Section 6.10, do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be; and (c) except where failure to do so would not reasonably be expected to have a Material Adverse Effect, take commercially reasonable steps to maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

6.5Taxes. Each Borrower will, and will cause each of its Subsidiaries to, timely file (taking into account any timely extensions to file) complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except (a) those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP (to the extent required thereby) or (b) where failure to do so would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect.

6.6Insurance. Each Borrower will maintain, and cause each of its Subsidiaries to maintain, insurance coverage of a type reasonable and customary for companies of similar size and engaged in similar businesses and in amounts reasonably deemed by such Borrower to be adequate.

6.7Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with all applicable Laws, except to the extent failure to so comply could not, individually or in the aggregate for all such failures, reasonably be expected to have a Material Adverse Effect.

6.8Maintenance of Properties. Each Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order

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Five Year Revolving Credit Agreement

and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, in each case except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.9Inspection. Upon reasonable advance notice, during normal business hours and with such frequency as may be reasonably requested (but not more than once per fiscal year unless an Event of Default exists), each Borrower will, and will cause each of its Subsidiaries to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of such Borrower and its Subsidiaries, to examine and make copies of the books of accounts and other financial records of such Borrower and its Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with their respective officers, all at the individual expense of the Administrative Agent and the Lenders; provided, however, that if an Event of Default has occurred and is continuing, the Administrative Agent and the Lenders (coordinated through the Administrative Agent) may exercise their rights under this Section 6.9 at the expense of the Borrowers. Notwithstanding anything to the contrary in this Section 6.9, none of any Borrower or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that (a) in respect of which disclosure to Administrative Agent (or any designated representative or agent or employee) or any Lender is then prohibited by law or (b) is subject to attorney client or similar privilege or constitutes attorney work product.

6.10Mergers, Etc. No Borrower will, nor will it permit any of its Subsidiaries to, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of such Borrower and its Subsidiaries taken as a whole (whether now owned or hereafter acquired) to, any Person, unless, immediately after giving effect to such proposed transaction, no Default or Event of Default would exist and in the case of any such merger to which such Borrower is a party, either (a) a Borrower is the surviving corporation (provided that if Visa Inc. is a party to such merger, Visa Inc. is the surviving corporation) or (b) the Person into which a Borrower shall be merged or formed by any such consolidation shall be organized under the laws of a jurisdiction in the United States or the jurisdiction of organization of such Borrower and assume such Borrower’s obligations hereunder and under the Notes, if any, in an agreement or instrument reasonably satisfactory in form and substance to the Administrative Agent; provided that, mergers otherwise permitted by this Section 6.10 shall be permitted only if a Change of Control does not result therefrom.

6.11Liens. No Borrower will, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist, unless such Borrower’s obligations under this Agreement and the Notes are secured equally and ratably therewith, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, excluding from the operation of the foregoing restrictions the following:

(a)materialmen’s, suppliers’, tax and other similar Liens arising in the ordinary course of business as presently conducted securing obligations which are not overdue or are being contested in good faith by appropriate proceedings;

(b)Liens arising in the ordinary course of business as presently conducted in connection with leases, workmen’s compensation, unemployment insurance, appeal and release bonds, purchase money security interests and other Liens incidental to the conduct of its business or the operation of its property or its assets;

Visa: Amended and Restated
Five Year Revolving Credit Agreement

(c)Liens on real estate, buildings or equipment so long as the Indebtedness secured by such Liens does not exceed U.S.$500,000,000, in the aggregate, for Visa Inc. and its Subsidiaries;

(d)Liens granted on financial assets to secure risk and funding management transactions entered into in the ordinary course of business and on commercially reasonable terms negotiated on an arms-length basis, including but not limited to, reverse repurchase agreements, hedging transactions, securities lending transactions and securitization transactions involving royalty or other similar payment streams; and

(e)other Liens securing obligations not in excess of the greater of an amount equal to (i) U.S.$1,500,000,000 or (ii) four percent (4%) of the total assets of Visa Inc. and its consolidated Subsidiaries, determined in accordance with GAAP, as of the end of the then most recently ended fiscal quarter for which financial statements are available;

provided that notwithstanding the foregoing provisions of this Section 6.11, no Borrower shall create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any shares of stock of any of its Subsidiaries.

6.12Books and Records. Each Borrower will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which entries true and correct in all material respects and in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of such Borrower and its Subsidiaries.

ARTICLE VII - EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall constitute an Event of Default:

7.1Any representation or warranty made by Visa Inc. or any Borrower in connection with this Agreement shall prove to be incorrect in any material respect when made.

7.2Nonpayment of principal of any Loan when due, or nonpayment of interest upon any Loan or of any commitment fee or other obligation under any of the Loan Documents within five Business Days after the same becomes due.

7.3(a) The breach by any Borrower of any of the terms or provisions contained in Section 6.2, 6.3, 6.4(b) (solely as such section relates to any Borrower’s valid existence), 6.10 or 6.11 or (b) the failure by any Borrower to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Borrower by the Administrative Agent or any Lender (with a copy to the Administrative Agent).

7.4Any Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness of, or guaranteed by, such Borrower or such Subsidiary that is outstanding in a principal amount of at least U.S.$300,000,000 in the aggregate (but excluding Indebtedness outstanding hereunder), when the same becomes due and payable by such Borrower or such Subsidiary (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any Borrower or any of its Subsidiaries fails to observe or perform any other agreement or instrument relating to any such Indebtedness and such failure shall continue after the applicable grace

Visa: Amended and Restated
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period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof.

7.5Any Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceedings shall be instituted by or against such Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 90 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its Property) shall occur; or any Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this Section 7.5.

7.6Any final, nonappealable judgment or order for the payment of money in excess of U.S.$300,000,000 (excluding any portion thereof paid or covered by insurance so long as coverage has not been denied) on a claim or claims shall be rendered against any Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order on or after the date any payment is due and payable under the terms of such judgment or order and shall not have been stayed within 60 days after such enforcement proceedings are commenced or (ii) there is a period of 60 consecutive days during which such judgments or orders shall not have been paid, vacated, discharged, stayed or bonded.

7.7Any ERISA Event shall have occurred with respect to a Plan which is reasonably likely to result in liability, individually or in the aggregate with any other ERISA Events, that has resulted in or could reasonably be expected to result in a Material Adverse Effect; and such ERISA Event shall remain uncured for 60 days after the occurrence thereof.

7.8Any material provision of Article XI shall be declared to be unenforceable by a court of competent jurisdiction or any Borrower (or any Person acting on behalf of any Borrower) shall contest the enforceability of any material provision of Article XI.

7.9A Change of Control occurs.

ARTICLE VIII - ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

8.1Acceleration. (a) If any Event of Default described in Section 7.5 occurs with respect to any Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Event of Default occurs, the Required Lenders (or the Administrative Agent with the written consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or

Visa: Amended and Restated
Five Year Revolving Credit Agreement

both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which each Borrower hereby expressly waives.

(b) If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Event of Default (other than any Event of Default as described in Section 7.5 with respect to any Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrowers, rescind and annul such acceleration and/or termination.

8.2Amendments. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and Visa Inc., and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)waive any condition set forth in Section 4.1 without the written consent of each Lender;

(b)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.1, other than as provided for in Section 8.1) without the written consent of such Lender;

(c)postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d)reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to subclause (iii) of the second proviso to this Section 8.2) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend Section 2.14 or waive any obligation of any Borrower to pay interest as set forth in Section 2.14;

(e)change Section 12.2 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;

(f)change the definition of “Pro Rata Share” without the written consent of each Lender directly affected thereby;

(g)change Section 1.6 or the definition of “Agreed Currency” without the written consent of each applicable Lender;

(h)release Visa Inc. from liability under the Guarantee without the written consent of each Lender; or

(i)change any provision of this Section 8.2 or the definition of “Required Lenders” or any other provision or definition hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender,

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and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and
(iii) Schedule 1 may be amended by the Administrative Agent as provided in the last sentence of Section 13.3.1 or to otherwise give effect to amendments or modifications effected pursuant hereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

8.3Preservation of Rights. No delay or omission of any Lender or the Administrative Agent to exercise any right under any Loan Document shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of an Event of Default or the inability of any Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

ARTICLE IX - GENERAL PROVISIONS

9.1Survival of Representations. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Advance and shall continue in full force and effect as long as any Advance or any other Obligation hereunder shall remain unpaid or unsatisfied.

9.2Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.3Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent and the Lenders relating to the subject matter thereof.

9.4Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform

Visa: Amended and Restated
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any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns; provided that the parties hereto expressly agree that each Arranger shall enjoy the benefits of the provisions of Sections 9.5, 9.8 and 10.7 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

9.5Expenses; Indemnification. (a) Each Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Arrangers and the Administrative Agent and each Related Party of any of the foregoing Persons (in the case of fees and charges of counsel, limited to the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the documented fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.5 or (B) in connection with the Loans made hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)Each Borrower shall indemnify the Arrangers, the Administrative Agent (and any sub- agent thereof), each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of one counsel for the Indemnitees, unless the Indemnitees have conflicting interests that cannot reasonably be represented by one counsel, in which case such expenses shall include the reasonable fees, charges and disbursements of no more than such number of counsels as are necessary to represent such conflicting interests), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous waste or substance on or from any Property owned or operated by any Borrower or any of its Subsidiaries, or any environmental liability related in any way to any Borrower or any of its Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by any Borrower against such Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim brought by the Administrative Agent, an Arranger or a

Visa: Amended and Restated
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Lender (or any of their Related Parties) against the Administrative Agent, an Arranger or any other Lender (or any of their Related Parties) (other than in such Indemnitee’s capacity as an agent or arranger or similar role) if such claim does not arise out of any act or omission of any Borrower. This Section 9.5(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, liabilities and related expenses arising from any non-Tax claim.

(c)To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section 9.5 to be paid by it to the Arrangers, the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Arrangers, the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the percentage that the aggregate Commitments of such Lender hereunder is of the aggregate Commitments of all Lenders, or, if all the Commitments have been terminated or have expired, the percentage that the aggregate principal amount of the Obligations owed to such Lender hereunder is of the aggregate principal amount of the Obligations owed to all the Lenders hereunder) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Arrangers in their capacity as such, the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Arrangers or the Administrative Agent (or any such sub-agent) in connection with such capacity; provided that nothing contained in this clause (c) shall limit the indemnification obligations of any Borrower set forth in clause (b) of this Section 9.5, and each Lender may exercise any rights or remedies arising by reason of any performance by it of its indemnification obligations hereunder, whether by subrogation, reimbursement, contribution or otherwise, against any Borrower. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.15(e).

(d)To the fullest extent permitted by applicable law, each of the parties hereto shall not assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing contained in this clause (d) shall limit the indemnification obligations of any Borrower set forth in clause (b) of this Section 9.5 including such Borrower’s obligation to indemnify each Indemnitee for special, indirect, consequential or punitive damages incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of the matters described in clause (b). No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except for damages arising out of the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)All amounts due under this Section 9.5 shall be payable not later than ten Business Days after demand therefor.

(f)The agreements in this Section 9.5 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of this Agreement and the repayment, satisfaction or discharge of the Obligations.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

9.6Non-reliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) for the repayment of the Loans provided for herein.

9.7Severability of Provisions. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.7, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

9.8Nonliability of Lenders. The relationship between each Borrower on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrower and lender. None of the Administrative Agent, the Arrangers nor any Lender shall have any fiduciary responsibility to any Borrower. None of the Administrative Agent, the Arrangers nor any Lender undertakes any responsibility to any Borrower to review or inform any Borrower of any matter in connection with any phase of any Borrower’s business or operations. Each Borrower agrees that the Administrative Agent shall not have liability to any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence, bad faith or willful misconduct of the party from which recovery is sought.

9.9Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Confidential Information, except that Confidential Information may be disclosed (a) to its Affiliates (including the Arrangers) and to its and its Affiliates’ (including the Arrangers’) respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential and the disclosing party will be responsible for any breaches of this Section 9.9 by such Persons), (b) to the extent requested (but only to the extent so requested) by any bank examiner or banking regulatory authority having jurisdiction over it or its Affiliates, or to the extent required (but only to the extent so required) by any other regulatory authority having jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required (but only to the extent so required) by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto,
(e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to a written agreement containing provisions substantially the same as those of this Section 9.9, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction or securitization transaction relating to any Borrower and its obligations, (g) with the prior written consent of the applicable Borrower or (h) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach by it of this Section 9.9 or (y) becomes available to the Administrative Agent, any Lender or any of their respective

Visa: Amended and Restated
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Affiliates (including the Arrangers) on a nonconfidential basis from a source other than the applicable Borrower or its Subsidiaries, Affiliates (including the Arrangers) or Related Parties, provided that such source is not known to the Administrative Agent or any Lender, after reasonable inquiry, to be bound by an obligation of confidentiality. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. The Administrative Agent and each of the Lenders agree that if any of them is requested or required, as applicable, to disclose Confidential Information pursuant to clause (b) or (c) above (other than to a bank examiner or banking regulatory authority having jurisdiction over it), they will, to the extent they may lawfully and practicably do so, prior to any disclosure, notify the applicable Borrower in writing and provide the applicable Borrower with copies of any such written request or demand so that the applicable Borrower may seek a protective order or other appropriate remedy or waive in writing compliance with the provisions of this Agreement to the extent necessary. The breach by the Administrative Agent or any Lender under this Section 9.9.shall not be used by any Borrower as a defense to payment of, or the basis for set-off against or the failure to pay, any sums due hereunder.

9.10No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (i)(A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between each Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand,
(B) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (C) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, the Arrangers and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as, an advisor, agent or fiduciary for any Borrower or any of its Affiliates or any other Person and (B) none of the Administrative Agent, the Arrangers or the Lenders has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of any Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests to any Borrower or any of its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby, except for claims involving the gross negligence or willful misconduct of the Administrative Agent, the Arrangers or the Lenders.

9.11Disclosure. Each Borrower and each Lender hereby acknowledges and agrees that each Lender and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any Borrower and its Affiliates.

9.12Restatement of Existing Agreement. The Lenders which are parties to the Existing Agreement hereby waive the notice requirement set forth in the Existing Agreement for any prepayment on the Closing Date of loans outstanding under the Existing Agreement and agree that the Existing Agreement shall be amended and restatement as herein set forth on the Closing Date.

Visa: Amended and Restated
Five Year Revolving Credit Agreement

9.13Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

ARTICLE X - THE ADMINISTRATIVE AGENT

10.1Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders, and no Borrower shall have any rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

10.2Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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10.3Exculpatory Provisions. The Administrative Agent and the Arrangers shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and the Administrative Agent’s duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and the Arrangers:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Arrangers are required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent and the Arrangers shall not be required to take any action that, in their respective opinion or the opinion of their respective counsel, may expose the Administrative Agent or the Arrangers to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, any Arranger or any of their respective Affiliates in any capacity.

Each of the Administrative Agent and the Arrangers shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent or the Arrangers shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.1 and 8.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent and the Arrangers shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given in writing to the Administrative Agent and the Arrangers by a Borrower or a Lender.

The Administrative Agent and the Arrangers shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Arrangers.

10.4Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed in good faith by it to be genuine and to have been signed, sent or

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otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed in good faith by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent with reasonable care; provided that the Administrative Agent shall give Visa Inc. prior written notice of the delegation of any of its material duties to any such agent or sub-agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

10.6Resignation of Administrative Agent.

(a)The Administrative Agent may at any time give notice of its resignation to the Lenders and Visa Inc. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of Visa Inc. at all times other than during the existence of an Event of Default (which consent of Visa Inc. shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to Visa Inc. and such Person remove such Person as Administrative Agent and, with the consent of Visa Inc. at all times other than during the existence of an Event of Default (which consent of Visa Inc. shall not be unreasonably withheld or delayed), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

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(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.1(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.6). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article X and Section 9.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

10.7Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.8No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, Syndication Agent, Documentation Agents or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender.

10.9Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding of any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and

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advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.10 and 9.5) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel and any other amounts due the Administrative Agent under Sections 2.10 and 9.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

10.10 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates and not, for the avoidance of doubt, for the benefit of the Borrowers, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and
(D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or

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(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause 10.10(a)(i) in the immediately preceding clause
(a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (a)(iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that neither the Administrative Agent nor any Arranger or any if their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

As used in this Section 10.10, the following terms shall have the following meanings:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

10.11 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

ARTICLE XI - GUARANTEE

Visa Inc. agrees, to induce the other parties to enter into this Agreement and for other valuable consideration, receipt of which is hereby acknowledged, as follows:

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11.1Guarantee. Visa Inc. hereby guarantees to the Lenders and the Administrative Agent the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. Visa Inc. hereby further agrees that if any other Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations owing by it, Visa Inc. will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations owing by any other Borrower, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. This Section 11.1 is a continuing guaranty and is a guaranty of payment and is not merely a guaranty of collection and shall apply to all Guaranteed Obligations of each Borrower whenever arising.

11.2Acknowledgments, Waivers and Consents. Visa Inc. agrees that its obligations under Section 11.1 shall, to the fullest extent permitted by applicable law, be primary, absolute, irrevocable and unconditional under any and all circumstances and that the guaranty therein is made with respect to any Guaranteed Obligations now existing or in the future arising. Without limiting the foregoing, to the fullest extent permitted by applicable law, Visa Inc. agrees that:

11.2.1The occurrence of any one or more of the following shall not affect the enforceability or effectiveness of this Article XI in accordance with its terms or affect, limit, reduce, discharge or terminate the liability of Visa Inc., or the rights, remedies, powers and privileges of the Administrative Agent or any Lender, under this Section 11.2.1:

(a)any modification or amendment (including without limitation by way of amendment, extension, renewal or waiver), or any acceleration or other change in the time for payment or performance of the terms of all or any part of the Guaranteed Obligations or any Loan Document, or any other agreement or instrument whatsoever relating thereto, or any modification of any Commitment;

(b)any release, termination, waiver, abandonment, lapse or expiration, subordination or enforcement of the liability of any other guarantee of all or any part of the Guaranteed Obligations;

(c)any application of the proceeds of any other guarantee (including without limitation the obligations of any other guarantor of all or any part of the Guaranteed Obligations) to all or any part of the Guaranteed Obligations in any such manner and to such extent as the Administrative Agent may determine;

(d)any release of any other Person (including without limitation any other guarantor with respect to all or any part of the Guaranteed Obligations) from any personal liability with respect to all or any part of the Guaranteed Obligations;

(e)any settlement, compromise, release, liquidation or enforcement, upon such terms and in such manner as the Administrative Agent may determine or as applicable law may dictate, of all or any part of the Guaranteed Obligations or any other guarantee of (including without limitation any letter of credit issued with respect to) all or any part of the Guaranteed Obligations;

(f)any proceeding against any Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any collateral provided by any other Person or the exercise of any rights, remedies, powers and privileges of the Administrative Agent and the Lenders under the Loan Documents or otherwise in such order and such manner as the Administrative Agent may determine, regardless of whether the Administrative Agent or the Lenders shall have proceeded against or exhausted any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Article XI;

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(g)the entering into such other transactions or business dealings with any Borrower, any Subsidiary or Affiliate of any Borrower or any other guarantor of all or any part of the Guaranteed Obligations as the Administrative Agent or any Lender may desire;

(h)any law or regulation of any jurisdiction or any other event affecting any term of a guaranteed obligation or

(i)all or any combination of any of the actions set forth in this Section 11.2.1.

11.2.2The enforceability and effectiveness of this Article XI and the liability of Visa Inc., and the rights, remedies, powers and privileges of the Administrative Agent and the Lenders under this Article XI shall not be affected, limited, reduced, discharged or terminated, and Visa Inc. hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:

(a)the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Loan Document or any other agreement or instrument whatsoever relating to all or any part of the Guaranteed Obligations;

(b)any disability or other defense with respect to all or any part of the Guaranteed Obligations (other than payment in full), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

(c)the illegality, invalidity or unenforceability of any security for or other guarantee (including without limitation any letter of credit) of all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any Lien on any collateral for all or any part of the Guaranteed Obligations;

(d)the cessation, for any cause whatsoever, of the liability of any Borrower or any other guarantor with respect to all or any part of the Guaranteed Obligations (other than, subject to Section 11.3, by reason of the full payment of all Guaranteed Obligations);

(e)any failure of the Administrative Agent or any Lender to marshal assets in favor of any Borrower or any other Person (including any other guarantor of all or any part of the Guaranteed Obligations), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any other Person or to take any action whatsoever to mitigate or reduce such or any other Person’s liability, the Administrative Agent and the Lenders being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that any Borrower may be in default of its obligations under any Loan Document;

(f)any counterclaim, set-off or other claim which any Borrower or any other guarantor of all or any part of the Guaranteed Obligations has or claims with respect to all or any part of the Guaranteed Obligations;

(g)any failure of the Administrative Agent or any Lender or any other Person to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

(h)any bankruptcy, insolvency, reorganization, winding-up or adjustment of debts, or appointment of a custodian, liquidator or the like of it, or similar proceedings commenced by or against

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any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

(i)any action taken by the Administrative Agent or any Lender that is authorized by this Section 11.2 or otherwise in this Article XI or by any other provision of any Loan Document or any omission to take any such action; or

(j)any other circumstance whatsoever (other than payment in full) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

11.2.3To the fullest extent permitted by law, Visa Inc. expressly waives, for the benefit of the Administrative Agent and the Lenders, (a) all diligence, promptness, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, (b) any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Borrower under any Loan Document or other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations, (c) all notices of acceptance of this Article XI or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations, (d) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal and (e) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties.

11.3Reinstatement. The obligations of Visa Inc. under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Borrower in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

11.4Subrogation. Visa Inc. hereby agrees that, until the final payment in full of all Guaranteed Obligations and the expiration or termination of the Commitments under this Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 11.1, whether by subrogation, reimbursement, contribution or otherwise, against the other Borrowers or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

11.5Remedies. Visa Inc. agrees that, as between Visa Inc. and the Administrative Agent and the Lenders, the obligations of any Borrower under this Agreement, the Notes or any other Loan Documents may be declared to be forthwith due and payable as provided in Article VII (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article VII) for purposes of Section 11.1, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations of any other Borrower shall forthwith become due and payable by Visa Inc. for purposes of said Section 11.1.

11.6Payments.    All payments by Visa Inc. under this Article XI shall be made without deduction, set-off or counterclaim at the place specified in Section 2.15.

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ARTICLE XII - SETOFF; RATABLE PAYMENTS

12.1Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Borrower becomes insolvent, however evidenced, or any Event of Default under Section 7.2 occurs and is continuing, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of such Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due; provided that this Section 12.1 shall not apply to amounts attributable or in any way related to the clearing and settlement of Visa card products or travelers checks or any other transaction for which any Borrower performs clearing or settlement services; and provided further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over by such Defaulting Lender immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.28 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the applicable Borrower and the Administrative Agent after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.

12.2Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.4 or 3.5 or as otherwise provided herein) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its pro rata share of all Loans, as contemplated by this Agreement; provided that this Section 12.2 shall be applied separately with respect to each Borrower, so that any payment made by or on account of any Borrower shall not give rise to an obligation to purchase Loans made to any other Borrower.

ARTICLE XIII - BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

13.1Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, except as otherwise permitted herein, no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of Section 13.3, (b) by way of participation in accordance with the provisions of Section 13.2 or (c) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.3.3 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.2 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

13.2Participations.

13.2.1Permitted Participants; Effect. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a

Visa: Amended and Restated
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natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender or any Borrower or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that
(a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Borrowers, the Administrative Agent, and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (d) except in the case of any such participation sold to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, each such participation shall be in an amount of not less than U.S.$10,000,000, or shall be in an amount of such Lender’s entire remaining Commitment and the Loans at the time owing to it. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.5(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 8.2 that affects such Participant. Subject to Section 13.3.2, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3 (it being understood that the documentation required under Section 3.1(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.6 and 2.27 as if it were an assignee under Section 13.3 and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4 or 3.5, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation or unless the sale of the participation to such Participant is made with Visa Inc.’s prior written consent. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.1 as though it were a Lender; provided that such Participant agrees to be subject to Section 12.2 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the

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Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

13.2.2Limitation upon Participant Rights. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 3.1 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.6 as though it were a Lender.

13.3Assignments.

13.3.1Permitted Assignments. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that:

(a)except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender (determined after giving effect to such assignment), the aggregate amount of the Commitment assigned (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than U.S.$10,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, Visa Inc. otherwise consents (each such consent not to be unreasonably withheld or delayed);

(b)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(c)(i) any assignment of a Tranche A Commitment must be approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing, Visa Inc. (provided that such approvals shall not be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself a Lender or an Eligible Affiliate or Approved Fund (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee) and (ii) any assignment of a Tranche B Commitment must be approved by the Administrative Agent, and, unless an Event of Default has occurred and is continuing, Visa Inc. (provided that such approvals shall not be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself a Lender or an Eligible Affiliate or Approved Fund (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee);

(d)the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee (payable by the assignor Lender or the assignee Lender) in the amount of U.S.$3,500, unless waived by the Administrative Agent in its sole discretion, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire; and

(e)in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative

Visa: Amended and Restated
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Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, including funding, with the consent of Visa Inc. and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.3.2, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.1, 3.4,
3.5 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.3.1 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.2. The Administrative Agent is hereby authorized and directed to amend Schedule 1 from time to time to reflect any assignment or transfer pursuant to this Section 13.3.1 or Section 2.28, and the addition of any Lender pursuant to Section 2.26 and to deliver such amended Schedule 1 to the Borrowers and each Lender.

13.3.2Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at its applicable Lending Installation within the United States a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. The Loans (including principal and interest) are registered obligations and the right, title, and interest of any Lender or its assigns in and to such Loans shall be transferable only upon notation of such transfer in the Register. This Section 13.3.2 shall be construed so that the Loans (including principal and interest) are at all times maintained in “registered form” under Section 5f.103-1(c) of the United States Treasury Regulations.

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13.3.3Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

13.3.4Electronic Execution of Documents. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Borrowing Notices, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state Laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Borrower shall be under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by it pursuant to procedures agreed by it.

13.4Tax Treatment. If any interest in any Loan Document is transferred to any Eligible Assignee which is organized under the Laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Eligible Assignee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.1.

ARTICLE XIV - NOTICES

14.1Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)if to any Borrower, the Administrative Agent or the London Sub-Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 3; and

(ii)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number at its applicable Lending Installation.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or electronic mail shall be deemed to have been given when sent upon the sender’s receipt of confirmation of proper transmission (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in such clause (b).

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(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to service of process on any Lender or notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent and Visa Inc. that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing subclause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the
Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability arising therefrom to any Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

14.2Change of Address. Each of the Borrowers and the Administrative Agent may change its address, facsimile, electronic mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any Borrower, by notice to the Administrative Agent). Each other Lender may change its address, facsimile, electronic mail address or telephone number for notices and other communications hereunder by notice to the Borrowers and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side

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Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States Federal or state securities Laws.

14.3Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower even if (a) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (b) the terms thereof, as understood in good faith by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the good faith reliance by such Person on each notice purportedly given by or on behalf of such Borrower, so long as such Persons are not grossly negligent in so relying. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

ARTICLE XV - COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by each Borrower party hereto on the Closing Date, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by facsimile or .pdf transmission that it has taken such action.

ARTICLE XVI - CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

16.1CHOICE OF LAW. This agreement and all of the other loan documents shall be governed by, and construed in accordance with, the law of the State of New York.

16.2CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT; PROVIDED THAT IF FOR ANY REASON SUCH NEW YORK STATE OR FEDERAL COURTS CANNOT OR WILL NOT ACCEPT JURISDICTION OVER ANY SUCH ACTION OR PROCEEDING, THE EXCLUSIVITY OF JURISDICTION OF SUCH NEW YORK STATE AND FEDERAL COURTS SHALL NOT APPLY. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER

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JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

16.3WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.3.

16.4USA PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107- 56 (signed into law October 26, 2001)) (the “PATRIOT Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower in accordance with the PATRIOT Act and the Beneficial Ownership Regulation, as applicable.

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IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

VISA INC.

By:    /s/ Vasant M. Prabhu
Name: Vasant M. Prabhu
Title:    Vice Chair, Chief Financial Officer

By:    /s/ Colleen Ostrowski
Name: Colleen Ostrowski
Title:    Senior Vice President, Treasurer and Head of Treasury as a Service

VISA INTERNATIONAL SERVICE ASSOCIATION

By:    /s/ Vasant M. Prabhu
Name: Vasant M. Prabhu
Title:    Chief Financial Officer

By:    /s/ Colleen Ostrowski
Name: Colleen Ostrowski
Title:    Senior Vice President, Treasurer and Head of Treasury as a Service

VISA U.S.A. INC.

By:    /s/ Vasant M. Prabhu
Name: Vasant M. Prabhu
Title:     Chief Financial Officer

By:    /s/ Colleen Ostrowski
Name: Colleen Ostrowski
Title:    Senior Vice President, Treasurer and Head of Treasury as a Service

Visa: Amended and Restated
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VISA EUROPE LIMITED

By:    /s/ Charlotte Hogg
Name: Charlotte Hogg
Title:    Chief Executive Officer

By:    /s/ Jim Hoffmeister
Name: Jim Hoffmeister
Title:    Chief Financial Officer

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Five Year Revolving Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:    /s/ David Kister
Name: David Kister
Title: Authorized Officer

BANK OF AMERICA, N.A.

By:    /s/ Sidhima Daruka
Name: Sidhima Daruka
Title:    Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:    /s/ Brian Crowley
Name: Brian Crowley
Title:    Managing Director

By:    /s/ Miriam Trautmann
Name: Miriam Trautmann
Title:    Managing Director

BANK OF CHINA, LOS ANGELES BRANCH

By:    /s/ Liming Xiao
Name: Liming Xiao
Title:    SVP & Deputy Branch Manager

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BARCLAYS BANK PLC

By:    /s/ David J. Williams
Name: David J. Williams
Title:    Authorized Signatory

CITIBANK, N.A.

By:    /s/ Maureen Maroney
Name: Maureen Maroney
Title:    Vice President

DBS BANK LTD.

By:    /s/ Liang Eng Hwa
Name: Liang Eng Hwa
Title:    Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Ming K. Chu
Name: Ming K. Chu
Title:    Director

By:    /s/ Marko Lukin
Name: Marko Lukin
Title:    Vice President

GOLDMAN SACHS BANK USA

By:    /s/ Ananda DeRoche
Name: Ananda DeRoche
Title:    Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By:    /s/ James Stovell
Name: James Stovell
Title:    Director

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LLOYDS BANK CORPORATE MARKETS PLC

By:    /s/ Kamala Basdeo
Name: Kamala Basdeo
Title:    Assistant Vice President

By:    /s/ Tina Wong
Name: Tina Wong
Title: Assistant Vice President

ROYAL BANK OF CANADA

By:    /s/ Staci Sunshine Gola
Name: Staci Sunshine Gola
Title:    Authorized Signatory

STANDARD CHARTERED BANK
By:    /s/ Kristopher Tracy
Name: Kristopher Tracy
Title:    Director, Financing Solutions

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:    /s/ Betty Chang
Name: Betty Chang
Title:    Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Susan M. Bowes
Name: Susan M. Bowes
Title:    Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Derek Jensen
Name: Derek Jensen
Title:    Vice President

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Five Year Revolving Credit Agreement

Execution Version

SCHEDULE 1 COMMITMENT SCHEDULE

Tranche A Lenders	Tranche A Commitment Amount (Dollar Amount)
Bank of China, Los Angeles Branch	$444,000,000.00
DBS Bank Ltd.	$340,000,000.00
U.S Bank National Association	$444,000,000.00
TOTAL	$1,228,000,000

Tranche B Lenders	Tranche B Commitment Amount (Dollar Amount)
Bank of America, N.A.	$444,000,000.00
JPMorgan Chase Bank, N.A.	$444,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$444,000,000.00
Barclays Bank PLC	$444,000,000.00
Citibank, N.A.	$444,000,000.00
Deutsche Bank AG New York Branch	$444,000,000.00
Goldman Sachs Bank USA	$444,000,000.00
HSBC Bank of USA, National Association	$444,000,000.00
Lloyds Bank Corporate Markets plc	$444,000,000.00
Royal Bank of Canada	$444,000,000.00
Standard Chartered Bank	$444,000,000.00
The Toronto-Dominion Bank, New York Branch	$444,000,000.00
Wells Fargo Bank, National Association	$444,000,000.00
TOTAL	$5,772,000,000.00

SCHEDULE 2 PRICING SCHEDULE

APPLICABLE MARGIN	Level I Status	Level II Status	Level III Status	Level IV Status
Term Rate Advances	0.625%	0.750%	0.875%	1.000%
Same Day Dollar Advances	0.625%	0.750%	0.875%	1.000%
Tranche B Same Day Multi- Currency Advances	0.625%	0.750%	0.875%	1.000%
Alternative Currency Daily Rate Advances	0.625%	0.750%	0.875%	1.000%
Base Rate Advances	0.000%	0.000%	0.000%	0.000%

COMMITMENT FEE RATE	Level I Status	Level II Status	Level III Status	Level IV Status
Commitment Fee	0.040%	0.050%	0.060%	0.080%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Applicable Borrower” means Visa Inc.

“Level I Status” exists at any date if, on such date, the Applicable Borrower’s Moody’s Rating is Aa3 or better and the Applicable Borrower’s S&P Rating is AA- or better.

“Level II Status” exists at any date if, on such date, (i) the Applicable Borrower has not qualified for Level I Status and (ii) the Applicable Borrower’s Moody’s Rating is A1 and the Applicable Borrower’s S&P Rating is A+.

“Level III Status” exists at any date if, on such date, (i) the Applicable Borrower has not qualified for Level I Status or Level II Status and (ii) the Applicable Borrower’s Moody’s Rating is A2 and the Applicable Borrower’s S&P Rating is A.

“Level IV Status” exists at any date if, on such date, the Applicable Borrower has not qualified for Level I Status, Level II Status or Level III Status.

1
Schedule 2

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to the Applicable Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to the Applicable Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin and Commitment Fee Rate shall be determined in accordance with the foregoing table based on the Applicable Borrower’s Status as determined from its then-current Moody’s and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. In the event there is a numerical difference between the Moody’s Rating and the S&P Rating of (i) one Level, the then-applicable Status shall be whichever results in the numerically higher (with Level I Status being highest) Level, or (ii) two or more Levels, the then- applicable Status shall be one Level below the higher of such Levels. If at any time the Applicable Borrower has no Moody’s Rating or no S&P Rating, Level IV Status shall exist.
2
Schedule 2

SCHEDULE 3

CERTAIN LENDING INSTALLATION AND NOTICE ADDRESSES

Administrative Agent:

Name:	Bank of America, N.A. Agency Management
Address:	555 California Street, 6th Floor Mail Code: CA5-705-06-35 San Francisco, California 94104 Attn: Liliana Claar, Vice President
Tel: Fax: Email:	415-436-2770 415-503-5003 liliana.claar@bofa.com

With a copy to:
Name:    Bank of America, N.A.
Address:    Bank of America Tower One Bryant Park
Mail Code: NY1-100-35-07
New York, NY 10036
Attn: Sidhima Daruka, Director
Tel:    646-855-4162
Fax:    212-319-8668
Email:    sidhima.daruka@bofa.com

Borrowers:
Visa Inc., Visa International Service Association and/or Visa U.S.A. Inc.:

Name:    Visa Inc., Visa International Service Association and/or Visa U.S.A. Inc. Address:    900 Metro Center Boulevard
Treasury, Mailstop M1-9NE Foster City, CA 94404
Attn: Colleen Ostrowski/ Samir Patel / Sanat Mishra
Tel:    650-432-1556 / 650-432-4425 / 650-432-1338
Fax:    650-554-4070
Email:    costrows@visa.com / samir.patel@visa.com / sanamish@visa.com

With a copy to:
Name:    Visa Inc., Visa International Service Association and/or Visa U.S.A. Inc. Address:    900 Metro Center Boulevard
Attention: General Counsel Mailstop: M1-5NW
Foster City, CA 94404
Fax:    650-554-5308

1
Schedule 3

Visa Europe Limited:

Name:    Visa Europe Limited
Address:    1 Sheldon Square Treasury, Mailstop SSQ London, UK, W26WH
Attn: Neil Baxter / Suzanne Pemberton / Kavita Shah
Tel:    +44-776-733-7800 / +44-207-795-5811 / +44-203-144-2634
Fax:    +44-207-289-1925
Email:    nbaxter@visa.com / suzanne.pemberton@visa.com / shahka@visa.com

With a copy to:
Name:    Visa Europe Limited
Address:    900 Metro Center Boulevard Treasury, Mailstop M1-9NE Foster City, CA 94404
Attn: Samir Patel / Sanat Mishra
Tel:    650-432-4425 / 650-432-1338
Fax:    650-554-4070
Email:    samir.patel@visa.com / sanamish@visa.com

With a copy to:
Name:    Visa Europe Limited
Address:    1 Sheldon Square
General Counsel, Mailstop SSQ London, UK, W26WH
Attn: Richard Cusack / Helen Mangan
Tel:    +44-207-297-2565 / +44-207-795-5737
Fax:    +44-207-289-1925
Email:    rcusack@visa.com / manganh@visa.com

Notices for Revolving Loans:

Name:    Bank of America, N.A. Credit Services
Address:    Dallas Infomart
1950 N Stemmons FWY Mail Code: TX1-160-06-02
Dallas, TX 75082

Attn: Angie Hidalgo
Tel:    469-201-7611
Fax:    214-416-0555
Email:    angie.hidalgo@bofa.com

2
Schedule 3

Payment Instructions for Revolving Loans:

For Dollars:
Name:    Bank of America, N.A.
ABA Number:    026009593
Name of Account:    Credit Services Account Number:    1366072250600
Attention:    Wire Clearing Acct for Syn Loans-LIQ
Ref:    Visa Inc

For Euros:
Beneficiary Bank:    Bank of America NT and SA Swift Address:    BOFAGB22
Reference:    Visa Inc
Beneficiary AC #:    GB89BOFA16505095687029
Beneficiary:    Bank of America, N.A.

For Sterling:
Beneficiary Bank:    Bank of America NT and SA Swift Address:    BOFAGB22
Reference:    Visa Inc
Beneficiary AC #:    GB90BOFA16505095687011
Beneficiary:    Bank of America, N.A.

Notices for Tranche B Same Day Multi-Currency Advances:

Name:    Bank of America London Branch
Address:    26 Elmfield Road Bromley
Kent BR1 1LR
Attn: Agency Operations
Fax:    +44 208 695-3071
Email:    emealoanoperations@bofa.com; emealendingopsagencybilat@bofa.com

Payment Instructions for Tranche B Same Day Multi-Currency Advances:

For Euros:

(Swift Field 57)
Payment Destination: BOFAGB22
Bank of America N.A, Financial Centre,2 King Edward St, London EC1A 1HQ, United Kingdom (Swift Field 58):
Beneficiary Bank:
Bank of America N. A. London Branch Account No: 96008050
(Swift Field 70/72)
Beneficiary Information: 049/ATTN Loans Agency / VISA

3
Schedule 3

For Sterling:

(Swift Field 57)
Payment Destination: BOFAGB22
Bank of America N.A, Financial Centre,2 King Edward St, London EC1A 1HQ, United Kingdom (Swift Field 58):
Beneficiary Bank:
Bank of America London Branch Account No: 12934023
(Swift Field 70/72)
Beneficiary Information: 049/ ATTN Loans Agency / VISA

4
Schedule 3

SCHEDULE 5.7 LITIGATION
Matters described in Note 20 to the financial statements included in Visa Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and in Note 12 to the financial statements included in Visa Inc.’s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2022 and March 31, 2023, in each case, on file with the U.S. Securities and Exchange Commission.
1
Schedule 5.7

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.Assignor:

2.Assignee:         [and is an
Affiliate/Approved Fund of [identify Lender]1]

3.Borrowers: Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited and certain other Subsidiaries of Visa Inc. party thereto.

4.Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement.

5.Credit Agreement: Amended and Restated Five Year Revolving Credit Agreement, dated as of May 31, 2023, among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent.

1 Select as applicable.
1
Exhibit A

6.Assigned Interest:

Facility Assigned	Aggregate Amount of Commitments or Loans for all Applicable Lenders[2]	Amount of Applicable Commitments or Loans Assigned[3]	Percentage Assigned of Applicable Commitments or Loans[4]	CUSIP Number
Tranche A Commitment	$	$	%
Tranche B Commitment	$	$	%

[7. Trade Date:    ]5

Effective Date:     , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

2 Amount to be adjusted by the counterparties to take into account any commitment reductions or any payments or prepayments made between the Trade Date and the Effective Date.

3 Amount to be adjusted by the counterparties to take into account any commitment reductions or any payments or prepayments made between the Trade Date and the Effective Date.

4 Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of all Lenders thereunder.

5 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
2
Exhibit A

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:      Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:      Title:

3
Exhibit A

[Consented to and]6 Accepted:

BANK OF AMERICA, N.A., as

Administrative Agent

By:      Title:

[Consented to:]7

By:      Title:

6 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

7 To be added only if the consent of Visa Inc. is required by the terms of the Credit Agreement.

4
Exhibit A

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

VISA INC., VISA INTERNATIONAL SERVICE ASSOCIATION, VISA U.S.A. INC. AND VISA EUROPE LIMITED

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION
1.Representations and Warranties.

1.1.Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one

5
Exhibit A

instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
6
Exhibit A

EXHIBIT B

FORM OF DESIGNATION AGREEMENT

[DATE]

To:    Bank of America, N.A.,
as Administrative Agent under
the Credit Agreement described below.

Ladies and Gentlemen:

Reference is made to the Amended and Restated Five Year Revolving Credit Agreement dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

Please be advised that Visa Inc. hereby pursuant to Section 2.24(a) of the Credit Agreement designates its undersigned Subsidiary,      (“Designated Borrower”), as a “Designated Borrower” under and for all purposes of the Credit Agreement.

The Designated Borrower, in consideration of each Lender’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Designated Borrower” and a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Borrower hereby represents and warrants to each Lender as follows:

(a)The Designated Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization.

(b)The execution, delivery and performance by the Designated Borrower of this Designation Agreement, the Loan Documents, and the consummation of the transactions contemplated thereby, are within the Designated Borrower’s corporate or other applicable organizational powers and have been duly authorized by all necessary corporate or other applicable organizational action. The Designation Agreement and the Loan Documents to which the Designated Borrower is a party constitute legal, valid and binding obligations of the Designated Borrower enforceable against the Designated Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)Neither the execution and delivery by the Designated Borrower of this Designation Agreement or the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any Law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Designated Borrower that would reasonably be expected to have a Material Adverse Effect, (b) the Designated Borrower’s articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, bylaws or operating or other similar

1
Exhibit B

governing document, as the case may be or (c) the provisions of any material indenture, instrument or agreement to which the Designated Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien on the Property of the Designated Borrower pursuant to the terms of any such material indenture, instrument or agreement, in each case, that would reasonably be expected to have a Material Adverse Effect. No order, consent, adjudication, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any Governmental Authority, which has not been obtained by the Designated Borrower, is required to be obtained by the Designated Borrower in connection with the execution and delivery of the Designation Agreement or the Loan Documents, the borrowings under this Agreement, the payment and performance by the Designated Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents, except to the extent the failure to obtain any such order, consent, adjudication, approval, license, authorization or validation of, or filing, recording or registration, or exemption would not reasonably be expected to have a Material Adverse Effect.

(d)The information, exhibit or report furnished by the Designated Borrower to the Administrative Agent or to any Lender in connection with the Loan Documents, taken as a whole, is correct in all material respects and does not, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

(e)There is no pending or threatened (in writing) action, suit, investigation, litigation or proceeding affecting the Designated Borrower before any court, governmental agency or arbitrator that would reasonably be expected to have a Material Adverse Effect.

The Designated Borrower hereby agrees that service of process in any action or proceeding brought in any New York State court or in federal court may be made upon Visa Inc. at its offices at     , Attention:      (the “Process Agent”) and the Designated Borrower hereby irrevocably appoints the Process Agent to give any notice of any such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

Visa Inc. hereby accepts such appointment as Process Agent and agrees with you that (i) Visa Inc. will maintain an office in [New York, New York] through the Termination Date and will give the Administrative Agent prompt notice of any change of address of Visa Inc., (ii) Visa Inc. will perform its duties as Process Agent to receive on behalf of the Designated Borrower and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or federal court sitting in New York City arising out of or relating to the Credit Agreement and (iii) Visa Inc. will forward forthwith to the Designated Borrower at its address at      or, if different, its then current address, copies of any summons, complaint and other process which Visa Inc. received in connection with its appointment as Process Agent.

This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

2
Exhibit B

Very truly yours, VISA INC.

By          Name:
Title:

[THE DESIGNATED BORROWER]

By         Name:
Title:
3
Exhibit B

EXHIBIT C FORM OF NOTE
[Date]

[NAME OF BORROWER], a Delaware corporation (the “Borrower”), promises to pay
     (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the place and in the currency specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates, in the currencies and on the dates set forth in the Agreement. The Borrower shall pay the unpaid principal of and accrued and unpaid interest on the Loans made by the Lender to the Borrower in full on the Termination Date.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount, the Class and currency of each Loan and the date, amount, Class and currency of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Five Year Revolving Credit Agreement dated as of May 31, 2023 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders party thereto and Bank of America, N.A., as the Administrative Agent, to which the Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note shall be governed by, and construed in accordance with, the law of the State of
New York.

[Signature page follows]
1
Exhibit C

[NAME OF BORROWER]

By:

Print Name:

Title:

2
Exhibit C

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF     ,

DATED     ,

Date	Class of Loan	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

3
Exhibit C

EXHIBIT D

FORM OF BORROWING NOTICE

Date:

To:    To Bank of America, N.A.,
as Administrative Agent under
the Credit Agreement described below.

Ladies and Gentlemen:

The undersigned, [NAME OF BORROWER], refers to the Amended and Restated Five Year Revolving Credit Agreement, dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa
U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent (terms defined therein being used herein as therein defined), and hereby gives you notice irrevocably, pursuant to Section 2.7 of the Credit Agreement, of the Advance specified below:

(a)The Borrowing Date, which shall be a Business Day, of the proposed Advance is
    , 20 .

(b)The aggregate amount of the proposed Advance is U.S.$    .

(c)The Class of the proposed Advance will be a [Tranche A][Tranche B] Advance.

(d)The Type of the proposed Advance will be a [Base Rate] [Same Day Dollar] [Tranche B Same Day Multi-Currency] [Term Rate] [Alternative Currency Daily Rate] Advance.

[(e)    The duration of the Interest Period for the Term Rate Advance included in the proposed Advance shall be      [days][months].]

[(f) The Agreed Currency applicable to the [Term Rate][Tranche B Same Day Multi- Currency][Alternative Currency Daily Rate] Advance shall be     .]

The undersigned hereby certifies that, immediately after giving effect to the requested Advance hereunder, the applicable limitations relating to the requested Advance set forth in Section 2.1 or Section 2.2, as applicable, of the Credit Agreement will not be exceeded.

[Signature page follows]

1
Exhibit D

[NAME OF BORROWER]

By:

Name:

Title:

By:

Name:

Title:
2
Exhibit D

EXHIBIT E

[RESERVED]
1
Exhibit E

EXHIBIT F

FORM OF CONVERSION/CONTINUATION NOTICE

Date:

To:    To Bank of America, N.A.,
as Administrative Agent under
the Credit Agreement described below.

Ladies and Gentlemen:

The undersigned, [NAME OF BORROWER], refers to the Amended and Restated Five Year Revolving Credit Agreement, dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa
U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent (terms defined therein being used herein as therein defined), and hereby gives you notice irrevocably, pursuant to Section 2.9 of the Credit Agreement, of the [conversion] [continuation] of the Advances specified below:

(a)The Conversion/Continuation Date is     , 20 .

(b)The Class of the Loan to be [converted] [continued] is a [Tranche A][Tranche B] Loan.

(c)The aggregate amount of the Advances to be [converted] [continued] is [U.S.$]
    .

(d)The Advances are to be [converted into] [continued as] [Base Rate] [Same Day Dollar] [Tranche B Same Day Multi-Currency] [Term Rate] [Alternative Currency Daily Rate] Advances.

[(e) The Agreed Currency applicable to the [Term Rate][Tranche B Same Day Multi-Currency] [Alternative Currency Daily Rate] Advance shall be     .]

[(f) The duration of the Interest Period for the [Term Rate] [Tranche B Same Day Multi- Currency] Advances included in the [conversion] [continuation] shall be [days][months].]

[Signature page follows]

1
Exhibit F

[NAME OF BORROWER]

By:

Name:

Title:
2
Exhibit F

EXHIBIT G-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Five Year Revolving Credit Agreement,
dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent.

Pursuant to the provisions of Section 3.1(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:

Date:     , 20[ ]

1
Exhibit G-1

EXHIBIT G-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Five Year Revolving Credit Agreement,
dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent.

Pursuant to the provisions of Section 3.1(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date:     , 20[ ]

1
Exhibit G-2

EXHIBIT G-3

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Five Year Revolving Credit Agreement,
dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent.

Pursuant to the provisions of Section 3.1(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,
(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date:     , 20[ ]
1
Exhibit G-3

EXHIBIT G-4

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Five Year Revolving Credit Agreement, dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent.

Pursuant to the provisions of Section 3.1(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:

Date:     , 20[ ]

1
Exhibit G-4

EXHIBIT H

FORM OF PREPAYMENT NOTICE

Date:

To:    To Bank of America, N.A.,
as Administrative Agent under
the Credit Agreement described below.

Ladies and Gentlemen:

The undersigned, [NAME OF BORROWER], refers to the Amended and Restated Five Year Revolving Credit Agreement, dated as of May 31, 2023 (as the same may be amended or modified from time to time, the “Credit Agreement”), among Visa Inc., Visa International Service Association, Visa
U.S.A. Inc., Visa Europe Limited, certain other Subsidiaries of Visa Inc. party thereto, the Lenders named therein and Bank of America, N.A., as the Administrative Agent (terms defined therein being used herein as therein defined), and hereby gives you notice, pursuant to Section 2.16 of the Credit Agreement, of an optional prepayment of the Advance specified below:

(a)The prepayment date, which shall be a Business Day, of the Advance to be prepaid is
    , 20 .

(b)The Dollar Amount of the Advance to be prepaid is U.S.$    .

(c)The Class of the Advance to be prepaid is a [Tranche A] [Tranche B] Advance.

(d)The Type of the Advance to be prepaid is a [Base Rate] [Same Day Dollar] [Tranche B Same Day Multi-Currency] [Term Rate] [Alternative Currency Daily Rate] Advance.

[Signature page follows]
1
Exhibit H

[NAME OF BORROWER]

By:

Name:

Title:

By:

Name:

Title:
2
Exhibit H